UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2014

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund and MFS Emerging Markets Debt Local Currency Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2014

MFS® EMERGING MARKETS DEBT FUND

EMD-ANN

MFS® EMERGING MARKETS DEBT FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy has gathered momentum after a slow start to the year. Industrial output, consumer confidence and retail sales have all strengthened along with the labor market. However, the unemployment rate remains elevated and the housing market has cooled off. With second-quarter economic growth rebounding strongly, economists have a favorable outlook for the rest of the year.

China’s economy has picked up again, and Japan is moving steadily towards Prime Minister Abe’s economic goals, including an inflation rate of 2% by next spring. The eurozone’s economy appears to have turned a corner, with renewed growth. However, historically high unemployment persists, deflation remains a risk and Russian sanctions could present a new obstacle to regional growth.

With corporate earnings surpassing expectations, the greatest concerns now are related to conflicts in the Middle East and Ukraine as well as growing speculation on when the U.S. Federal Reserve will begin increasing interest rates.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

September 15, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	47.3%
Emerging Markets Corporate Bonds	22.2%
Other Government Entity-Emerging Markets Quasi Government	18.5%
Sovereign Developed Markets	1.4%
Developed Markets Corporate Bonds	1.2%
U.S. Government Securities Hedge (t)	(1.5)%

Composition including fixed income credit quality (a)(i)
AA	1.1%
A	3.6%
BBB	50.1%
BB	16.4%
B	16.5%
CCC	2.7%
Not Rated	(1.3)%
Cash & Other	10.9%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	11.1 yrs.

Issuer country weightings (i)(x)
Mexico	11.4%
United States (includes Cash & Other)	9.6%
Indonesia	7.5%
Russia	6.8%
Turkey	6.4%
Brazil	5.9%
Venezuela	4.8%
Kazakhstan	4.0%
Peru	3.9%
Other Countries	39.7%

Currency exposure weightings (i)(y)
United States Dollar	98.0%
Mexican Peso	0.5%
Brazilian Real	0.5%
Indian Rupee	0.4%
Peruvian New Sol	0.4%
Malaysian Ringgit	0.2%
South Korean Won	0.2%
Chinese Renminbi	0.1%
Euro	(0.3)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds U.S. Treasury futures contracts and options on U.S. Treasury futures contracts with a bond equivalent exposure of (1.5)%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 7/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2014, Class A shares of the MFS Emerging Markets Debt Fund (“fund”) provided a total return of 8.37%, at net asset value. This compares with a return of 10.13% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging markets (“EM”) debt experienced a range of positive and negative return episodes. The period from August 2013 to end-January 2014 was particularly volatile. Early on, emerging markets debt traded down as the rise in US Treasury yields (the so-called “Taper Tantrum”) resulted in a sell-off that hit higher-duration, low-spread, high-grade EM sovereign bonds particularly hard. This duration shedding gave way to more discriminating capital market punishment of countries with weaker credit fundamentals, notably, the “Fragile Five” (Brazil, South Africa, India, Indonesia, and Turkey). Negative sentiment towards EM fixed income lifted, however, in September 2013 when the Fed surprised markets by postponing the anticipated tapering of QE. EM markets rallied, though the improved sentiment was interrupted by fiscal wrangling in the US that led to a government shutdown. As the shutdown lifted, sentiment improved. However, better US economic data and rising Treasury yields exerted some restraint on EM performance. Synchronized deterioration in the credit fundamentals of Argentina, Venezuela, and Ukraine caused those countries’ bond prices to bottom in January 2014. Sentiment improved, however, due to a combination of country-specific and broader market factors. The country-specific factors proved to be of varying quality, but combined with lower US Treasury yields and lower financial market volatility, the resulting carry-trade environment was generally accommodating to these and other EM credits for the remainder of the reporting period.

Management Review – continued

Factors Affecting Performance

Relative to the JPMorgan Emerging Markets Bond Index Global, weak bond selection in Argentina dampened relative performance. The fund’s lesser exposure to Venezuela in the latter three-quarters of the period also held back relative performance as this segment of the market outperformed the index.

The fund’s cash and/or cash equivalents position during the period was another negative factor for relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when fixed income markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Strong bond selection in Russia, Brazil and Mexico contributed to relative performance over the reporting period.

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/98	8.37%	9.16%	9.39%	N/A
B	5/31/02	7.54%	8.35%	8.60%	N/A
C	5/31/02	7.55%	8.34%	8.56%	N/A
I	3/17/98	8.65%	9.42%	9.65%	N/A
R1	12/01/08	7.55%	8.35%	N/A	12.22%
R2	12/01/08	8.08%	8.87%	N/A	12.77%
R3	12/01/08	8.37%	9.16%	N/A	13.06%
R4	12/01/08	8.64%	9.43%	N/A	13.34%
R5	5/01/06	8.75%	9.42%	N/A	8.25%
Comparative benchmark
JPMorgan Emerging Markets Bond Index Global (f)		10.13%	9.79%	9.19%	N/A
Average annual with sales charge
A With initial Sales Charge (4.75%)		3.22%	8.10%	8.85%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		3.54%	8.06%	8.60%	N/A
C With CDSC (1% for 12 months) (v)		6.55%	8.34%	8.56%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2014 through July 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2014 through July 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/14	Ending Account Value 7/31/14	Expenses Paid During Period (p) 2/01/14-7/31/14
A	Actual	1.03%	$1,000.00	$1,088.72	$5.33
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16
B	Actual	1.78%	$1,000.00	$1,084.45	$9.20
	Hypothetical (h)	1.78%	$1,000.00	$1,015.97	$8.90
C	Actual	1.78%	$1,000.00	$1,084.54	$9.20
	Hypothetical (h)	1.78%	$1,000.00	$1,015.97	$8.90
I	Actual	0.78%	$1,000.00	$1,089.49	$4.04
	Hypothetical (h)	0.78%	$1,000.00	$1,020.93	$3.91
R1	Actual	1.77%	$1,000.00	$1,084.44	$9.15
	Hypothetical (h)	1.77%	$1,000.00	$1,016.02	$8.85
R2	Actual	1.28%	$1,000.00	$1,086.40	$6.62
	Hypothetical (h)	1.28%	$1,000.00	$1,018.45	$6.41
R3	Actual	1.02%	$1,000.00	$1,087.97	$5.28
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R4	Actual	0.77%	$1,000.00	$1,089.30	$3.99
	Hypothetical (h)	0.77%	$1,000.00	$1,020.98	$3.86
R5	Actual	0.70%	$1,000.00	$1,089.82	$3.63
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Bonds - 88.4%
Issuer	Shares/Par		Value ($)

Angola - 0.4%
Republic of Angola, 7%, 8/16/19		$23,531,000	$25,501,721

Argentina - 2.0%
Republic of Argentina, 7%, 10/03/15		$82,969,000	$78,036,310
Republic of Argentina, 7%, 4/17/17		47,046,000	42,835,383
Republic of Argentina, 8.75%, 5/07/24		1,879,000	1,753,929

			$122,625,622
Azerbaijan - 0.3%
Republic of Azerbaijan, 4.75%, 3/18/24 (n)		$5,026,000	$5,189,345
State Oil Company of Azerbaijan Republic, 4.75%, 3/13/23		12,289,000	12,258,278

			$17,447,623
Bahamas - 0.1%
Commonwealth of Bahamas, 6.95%, 11/20/29		$4,410,000	$5,016,375

Barbados - 0.3%
Columbus International, Inc., 7.375%, 3/30/21 (n)		$17,549,000	$18,514,195

Bolivia - 0.2%
Government of Bolivia, 5.95%, 8/22/23 (n)		$12,728,000	$13,682,600

Brazil - 5.1%
Banco do Brasil S.A., FRN, 10/29/49 (n)		$14,485,000	$11,299,749
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2/02/22 (n)		22,246,000	23,423,703
Brazil Minas SPE (State of Minas Gerais, CLN), 5.333%, 2/15/28 (n)		12,355,000	12,262,338
BRF S.A., 5.875%, 6/06/22		5,472,000	5,882,400
BRF S.A., 3.95%, 5/22/23 (n)		9,817,000	9,200,492
BRF S.A., 3.95%, 5/22/23		3,887,000	3,642,896
BRF S.A., 4.75%, 5/22/24 (n)		11,317,000	11,087,265
Cimpor Financial Operations B.V., 5.75%, 7/17/24 (z)		15,482,000	15,269,123
Cosan Luxembourg S.A., 5%, 3/14/23 (n)		11,802,000	11,152,890
Federative Republic of Brazil, 10%, 1/01/21	BRL	32,415,000	13,202,371
Federative Republic of Brazil, 6%, 8/15/22	BRL	21,610,339	9,592,924
Federative Republic of Brazil, 8.25%, 1/20/34		$10,621,000	14,630,428
Globo Comunicacoes e Participacoes S.A., 4.875%, 4/11/22 (n)		2,827,000	2,947,148
Globo Comunicacoes e Participacoes S.A., 6.25% to 7/20/15, 9.375% to 7/29/49 (n)		5,147,000	5,385,049

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Brazil - continued
Globo Comunicacoes e Participacoes S.A., 6.25%, 7/29/49		$18,356,000	$19,204,965
JBS Investments GmbH, 7.75%, 10/28/20 (n)		5,469,000	5,865,503
Minerva Luxembourg S.A., 7.75%, 1/31/23		14,106,000	15,111,053
Minerva Luxembourg S.A., FRN, 12/29/49 (n)		5,938,000	6,175,520
Nota do Tesouro Nacional, 10%, 1/01/23	BRL	23,901,000	9,570,713
Odebrecht Finance Ltd., 7.125%, 6/26/42 (n)		$20,615,000	21,903,438
Odebrecht Finance Ltd., 7.125%, 6/26/42		1,200,000	1,275,000
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)		11,193,398	11,753,068
Odebrecht Offshore Drilling Finance Ltd., 6.625%, 10/01/23 (n)		7,817,255	8,217,889
Odebrecht Oil & Finance Co., 7.00% to 6/17/24, FRN to 12/29/49 (n)		5,546,000	5,490,540
Petrobras Global Finance B.V., 6.25%, 3/17/24		11,543,000	12,184,675
QGOG Constellation S.A., 6.25%, 11/09/19 (n)		18,852,000	19,323,300
Rearden G Holdings Eins GmbH, 7.875%, 3/30/20		12,948,000	13,578,568
Tupy Overseas S.A., 6.625%, 7/17/24 (z)		9,424,000	9,659,600
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/21		5,395,000	5,786,138

			$314,078,746
Canada - 0.3%
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)		$12,176,000	$12,663,040
First Quantum Minerals Ltd., 7.25%, 10/15/19		2,162,000	2,248,480
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)		5,894,000	6,063,453

			$20,974,973
Chile - 3.2%
AES Gener S.A., 8.375%, 12/18/73		$3,624,000	$4,062,504
AES Gener S.A., 8.375% to 2019, FRN to 12/18/73 (n)		9,944,000	11,147,224
Cencosud S.A., 4.875%, 1/20/23 (n)		3,930,000	3,908,126
Cencosud S.A., 4.875%, 1/20/23		8,171,000	8,125,520
Colbun S.A., 4.5%, 7/10/24 (z)		10,148,000	10,087,904
E.CL S.A., 5.625%, 1/15/21		16,706,000	18,207,736
Embotelladora Andina S.A., 5%, 10/01/23 (n)		11,029,000	11,636,632
Empresa de Transporte de Pasajeros Metro S.A., 4.75%, 2/04/24 (n)		6,313,000	6,595,513
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24		10,347,000	10,370,684
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 10/30/24 (n)		2,848,000	2,858,273
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26 (z)		25,010,000	24,837,606
Empresa Nacional del Petroleo, 6.25%, 7/08/19		5,892,000	6,718,813
GNL Quintero S.A., 4.634%, 7/31/29 (z)		15,829,000	15,961,884
Sociedad Quimica y Minera de Chile S.A., 5.5%, 4/21/20 (n)		5,997,000	6,508,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chile - continued
Sociedad Quimica y Minera de Chile S.A., 5.5%, 4/21/20	$12,297,000	$13,346,635
Transelec S.A., 4.625%, 7/26/23 (n)	14,401,000	14,867,045
Transelec S.A., 4.625%, 7/26/23	400,000	412,945
Transelec S.A., 4.25%, 1/14/25 (z)	8,329,000	8,259,511
VTR Finance B.V., 6.875%, 1/15/24	3,661,000	3,793,711
VTR Finance B.V., 6.875%, 1/15/24 (n)	14,523,000	15,049,459

		$196,756,611
China - 2.4%
CNPC General Capital Ltd., 3.95%, 4/19/22 (n)	$14,447,000	$14,632,355
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)	15,048,000	14,436,735
Export-Import Bank of China, 3.625%, 7/31/24 (z)	25,125,000	24,854,806
Hyva Global B.V., 8.625%, 3/24/16 (n)	5,035,000	5,211,225
Hyva Global B.V., 8.625%, 3/24/16	10,196,000	10,552,860
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/22 (n)	9,203,000	9,291,303
Sinopec Group Overseas Development (2013) Ltd., 4.375%, 10/17/23	9,754,000	10,066,099
Sinopec Group Overseas Development (2014) Ltd., 4.375%, 4/10/24 (n)	10,322,000	10,717,044
State Grid Overseas Investment (2013) Ltd., 3.125%, 5/22/23 (n)	5,555,000	5,395,783
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24 (n)	20,564,000	21,262,724
State Grid Overseas Investment (2014) Ltd., 4.85%, 5/07/44 (n)	14,532,000	15,227,632
Tencent Holdings Ltd., 3.375%, 5/02/19 (n)	8,719,000	8,853,377

		$150,501,943
Colombia - 2.9%
Banco GNB Sudameris S.A., 3.875%, 5/02/18 (n)	$13,635,000	$13,553,190
Ecopetrol S.A., 7.375%, 9/18/43	36,818,000	46,077,727
Ecopetrol S.A., 5.875%, 5/28/45	14,815,000	15,481,675
Empresa de Energia de Bogota S.A., 6.125%, 11/10/21 (n)	5,396,000	5,800,700
Empresas de Energia em Bom Despacho - Minas Gerais, 6.125%, 11/10/21	8,604,000	9,249,300
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)	8,508,000	8,401,650
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)	17,680,000	18,785,000
Oleoducto Central S.A., 4%, 5/07/21 (n)	13,358,000	13,508,278
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)	18,219,000	19,858,710
Pacific Rubiales Energy Corp., 5.125%, 3/28/23 (n)	21,435,000	21,113,475
Republic of Colombia, 6.125%, 1/18/41	5,676,000	6,768,630

		$178,598,335

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Costa Rica - 0.1%
Instituto Costarricense, 6.375%, 5/15/43 (n)	$4,001,000	$3,560,890

Cote d’Ivoire - 0.7%
Republic of Cote d’Ivoire, 5.375%, 7/23/24 (z)	$13,535,000	$13,264,300
Republic of Cote d’Ivoire, 7.774%, 12/31/32	32,916,000	32,304,092

		$45,568,392
Croatia - 2.0%
Republic of Croatia, 6.625%, 7/14/20	$15,096,000	$16,794,300
Republic of Croatia, 6.375%, 3/24/21	24,795,000	27,150,525
Republic of Croatia, 5.5%, 4/04/23 (n)	26,147,000	27,062,145
Republic of Croatia, 6%, 1/26/24 (n)	50,438,000	53,842,565

		$124,849,535
Dominican Republic - 2.4%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/23 (n)	$17,335,000	$17,855,050
Dominican Republic, 7.5%, 5/06/21 (n)	3,930,000	4,490,025
Dominican Republic, 7.5%, 5/06/21	20,758,000	23,716,015
Dominican Republic, 6.6%, 1/28/24 (n)	12,206,000	13,304,540
Dominican Republic, 5.875%, 4/18/24 (n)	24,193,000	25,039,755
Dominican Republic, 5.875%, 4/18/24	8,632,000	8,934,120
Dominican Republic, 8.625%, 4/20/27	24,587,000	30,733,750
Dominican Republic, 7.45%, 4/30/44 (n)	22,633,000	24,104,145

		$148,177,400
Ecuador - 0.8%
Republic of Ecuador, 7.95%, 6/20/24 (n)	$45,151,000	$47,408,550

El Salvador - 0.2%
Republic of El Salvador, 7.375%, 12/01/19 (n)	$2,416,000	$2,681,760
Republic of El Salvador, 7.375%, 12/01/19	500,000	555,000
Republic of El Salvador, 7.75%, 1/24/23	3,035,000	3,421,963
Republic of El Salvador, 5.875%, 1/30/25 (n)	3,686,000	3,676,785
Republic of El Salvador, 5.875%, 1/30/25	800,000	798,000

		$11,133,508
Gabon - 0.3%
Gabonese Republic, 6.375%, 12/12/24 (n)	$17,397,000	$18,922,717

Georgia - 0.1%
JSC Georgian Railway, 7.75%, 7/11/22 (n)	$1,703,000	$1,928,988
Republic of Georgia, 6.875%, 4/12/21 (n)	4,095,000	4,647,825

		$6,576,813

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Guatemala - 1.2%
Cementos Progreso Trust Co., 7.125%, 11/06/23 (n)	$14,035,000	$15,122,713
Central American Bottling Corp., 6.75%, 2/09/22 (n)	16,336,000	17,593,872
Comcel Trust, 6.875%, 2/06/24 (n)	15,101,000	16,233,575
Industrial Senior Trust, 5.5%, 11/01/22 (n)	14,473,000	14,255,905
Republic of Guatemala, 5.75%, 6/06/22 (n)	6,405,000	6,901,388
Republic of Guatemala, 4.875%, 2/13/28 (n)	5,976,000	6,005,880
Republic of Guatemala, 4.875%, 2/13/28	500,000	502,500

		$76,615,833
Honduras - 0.4%
Republic of Honduras , 8.75%, 12/16/20	$2,969,000	$3,228,788
Republic of Honduras, 8.75%, 12/16/20 (n)	8,577,000	9,327,488
Republic of Honduras, 7.5%, 3/15/24	12,018,000	12,288,405

		$24,844,681
Hungary - 3.3%
Hungarian Development Bank, 6.25%, 10/21/20 (n)	$17,785,000	$19,785,813
Magyar Export-Import Bank, 5.5%, 2/12/18 (n)	13,119,000	14,071,702
Magyar Export-Import Bank, 5.5%, 2/12/18	12,191,000	13,076,310
Republic of Hungary, 6.375%, 3/29/21	29,112,000	33,187,680
Republic of Hungary, 5.375%, 2/21/23	48,688,000	51,852,720
Republic of Hungary, 5.75%, 11/22/23	33,780,000	36,735,750
Republic of Hungary, 5.375%, 3/25/24	15,682,000	16,583,715
Republic of Hungary, 7.625%, 3/29/41	17,136,000	21,805,560

		$207,099,250
Iceland - 0.8%
Republic of Iceland, 5.875%, 5/11/22 (n)	$16,584,000	$18,280,726
Republic of Iceland, 5.875%, 5/11/22	29,973,000	33,039,568

		$51,320,294
India - 0.8%
Bharti Airtel International B.V., 5.35%, 5/20/24 (n)	$14,996,000	$15,702,012
Greenko Dutch B.V., 8%, 8/01/19 (z)	19,031,000	18,840,690
ONGC Videsh Ltd., 3.75%, 5/07/23	12,867,000	12,225,837

		$46,768,539
Indonesia - 7.4%
Listrindo Capital B.V., 6.95%, 2/21/19 (n)	$5,886,000	$6,327,450
Majapahit Holding B.V., 7.75%, 1/20/20	13,495,000	15,940,969
Pertamina PT, 5.25%, 5/23/21	6,729,000	7,006,571
Pertamina PT, 4.875%, 5/03/22	11,487,000	11,544,435
Pertamina PT, 4.3%, 5/20/23	16,605,000	15,940,800
Pertamina PT, 6%, 5/03/42 (n)	3,462,000	3,405,743

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Indonesia - continued
Pertamina PT, 6%, 5/03/42	$23,939,000	$23,549,991
Pertamina PT, 5.625%, 5/20/43 (n)	12,468,000	11,797,845
Pertamina PT, 6.45%, 5/30/44 (n)	12,247,000	12,828,733
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/24 (n)	19,093,000	19,331,663
PT Perusahaan Listrik Negara, 5.25%, 10/24/42	23,744,000	21,369,600
Republic of Indonesia, 6.875%, 1/17/18	17,322,000	19,703,775
Republic of Indonesia, 11.625%, 3/04/19 (n)	1,399,000	1,895,645
Republic of Indonesia, 11.625%, 3/04/19	8,716,000	11,810,180
Republic of Indonesia, 5.875%, 3/13/20 (n)	4,481,000	5,007,518
Republic of Indonesia, 5.875%, 3/13/20	35,130,000	39,257,775
Republic of Indonesia, 4.875%, 5/05/21 (n)	35,749,000	37,938,626
Republic of Indonesia, 4.875%, 5/05/21	44,129,000	46,831,901
Republic of Indonesia, 3.75%, 4/25/22 (n)	12,597,000	12,376,553
Republic of Indonesia, 3.375%, 4/15/23 (n)	3,162,000	2,995,995
Republic of Indonesia, 3.375%, 4/15/23	23,602,000	22,362,895
Republic of Indonesia, 5.375%, 10/17/23 (n)	38,022,000	41,253,870
Republic of Indonesia, 5.375%, 10/17/23	5,656,000	6,136,760
Republic of Indonesia, 5.875%, 1/15/24 (n)	14,081,000	15,823,524
Republic of Indonesia, 5.875%, 1/15/24	3,708,000	4,166,865
Republic of Indonesia, 8.5%, 10/12/35	6,763,000	9,349,848
Republic of Indonesia, 4.625%, 4/15/43	10,161,000	9,221,108
Republic of Indonesia, 6.75%, 1/15/44 (n)	16,735,000	19,977,406

		$455,154,044
Israel - 0.9%
Altice Financing S.A., 6.5%, 1/15/22 (n)	$7,819,000	$8,034,023
B Communications Ltd., 7.375%, 2/15/21 (n)	10,665,000	11,344,894
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)	16,133,000	17,197,778
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)	16,207,000	18,597,533

		$55,174,228
Jamaica - 0.7%
Digicel Group Ltd., 8.25%, 9/01/17 (n)	$4,779,000	$4,886,528
Digicel Group Ltd., 8.25%, 9/01/17	3,763,000	3,847,668
Digicel Group Ltd., 8.25%, 9/30/20 (n)	4,922,000	5,303,455
Digicel Group Ltd., 6%, 4/15/21 (n)	7,311,000	7,438,943
Digicel Group Ltd., 7.125%, 4/01/22 (n)	5,840,000	5,927,600
Government of Jamaica, 7.625%, 7/09/25	12,665,000	13,298,250

		$40,702,444
Kazakhstan - 4.0%
Development Bank of Kazakhstan, 4.125%, 12/10/22 (n)	$34,804,000	$32,976,790
Development Bank of Kazakhstan, 4.125%, 12/10/22	55,247,000	52,346,533
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 5/03/17	8,539,000	9,243,468

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Kazakhstan - continued
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 1/28/21	$5,029,000	$5,545,478
KazAgro National Management Holding, 4.625%, 5/24/23 (n)	72,762,000	70,484,549
KazAgro National Management Holding, 4.625%, 5/24/23	3,492,000	3,382,700
Kazakhstan Temir Zholy Co., 6.95%, 7/10/42 (n)	11,346,000	12,764,250
Kazakhstan Temir Zholy Co., 6.95%, 7/10/42	19,680,000	22,140,000
KazMunayGas National Co., 5.75%, 4/30/43 (n)	10,225,000	10,073,670
KazMunayGas National Co., 5.75%, 4/30/43	14,818,000	14,598,694
Nostrum Oil & Gas Finance B.V., 6.375%, 2/14/19 (n)	13,143,000	13,750,207

		$247,306,339
Kenya - 0.1%
Republic of Kenya, 6.875%, 6/24/24 (n)	$6,402,000	$6,795,403

Latvia - 0.2%
Republic of Latvia, 5.25%, 6/16/21	$12,542,000	$13,921,620

Lithuania - 0.6%
Republic of Lithuania, 6.125%, 3/09/21 (n)	$15,874,000	$18,572,580
Republic of Lithuania, 6.625%, 2/01/22 (n)	14,182,000	17,124,765
Republic of Lithuania, 6.625%, 2/01/22	2,000,000	2,415,000

		$38,112,345
Macau - 0.1%
Wynn Macau Ltd., 5.25%, 10/15/21 (n)	$7,820,000	$7,820,000

Malaysia - 0.1%
Petronas Capital Ltd., 5.25%, 8/12/19 (n)	$1,490,000	$1,677,202
Petronas Capital Ltd., 5.25%, 8/12/19	4,842,000	5,450,344

		$7,127,546
Mexico - 11.3%
Alfa S.A.B de C.V., 5.25%, 3/25/24 (n)	$5,806,000	$6,110,815
Alfa S.A.B de C.V., 6.875%, 3/25/44	610,000	661,850
Alfa S.A.B de C.V., 6.875%, 3/25/44 (n)	8,147,000	8,839,495
Banco Inbursa S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/06/24 (n)	18,213,000	17,621,078
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/21 (n)	6,832,000	7,686,000
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	10,651,000	12,088,885
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22	18,665,000	21,184,775
CEMEX S.A.B. de C.V., 6.5%, 12/10/19 (n)	8,199,000	8,557,706
CEMEX S.A.B. de C.V., 9.25%, 5/12/20	6,066,000	6,566,445
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)	5,596,000	5,931,760
Comision Federal de Electricidad, 4.875%, 5/26/21 (n)	8,446,000	8,973,875
Comision Federal de Electricidad, 4.875%, 5/26/21	4,600,000	4,887,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Mexico - continued
Comision Federal de Electricidad, 4.875%, 1/15/24 (n)		$20,839,000	$21,985,145
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)		12,636,000	13,204,620
Comision Federal de Electricidad, 5.75%, 2/14/42		400,000	418,000
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17 (n)		6,864,000	7,232,940
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17		7,180,000	7,565,925
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21		13,458,000	14,130,900
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)		24,060,000	24,601,350
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20 (n)		15,937,000	17,490,858
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20		3,284,000	3,604,190
Grupo KUO S.A.B de C.V., 6.25%, 12/04/22 (n)		10,232,000	10,718,020
Grupo KUO S.A.B de C.V., 6.25%, 12/04/22		6,449,000	6,755,328
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17 (n)		15,881,000	16,119,215
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17		2,200,000	2,233,000
Mexichem S.A.B. de C.V., 6.75%, 9/19/42		20,425,000	22,059,000
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/20 (n)		16,374,000	17,356,440
Offshore Drilling Holding S.A., 8.375%, 9/20/20		19,714,000	21,636,115
Pemex Project Funding Master Trust, 6.625%, 6/15/35		10,373,000	12,274,371
Pemex Project Funding Master Trust, 6.625%, 6/15/38		7,601,000	8,817,160
Petroleos Mexicanos, 6%, 3/05/20		10,964,000	12,416,730
Petroleos Mexicanos, 5.5%, 1/21/21		5,333,000	5,894,565
Petroleos Mexicanos, 4.875%, 1/18/24		13,234,000	14,028,040
Petroleos Mexicanos, 6.375%, 1/23/45 (n)		13,207,000	15,188,050
Petroleos Mexicanos, FRN, 2.253%, 7/18/18		11,581,000	12,102,145
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/28 (n)	MXN	333,510,000	23,728,202
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/28	MXN	3,000,000	213,441
United Mexican States, 3.625%, 3/15/22		$139,524,000	141,965,670
United Mexican States, 4%, 10/02/23		96,182,000	100,125,462
United Mexican States, 6.05%, 1/11/40		8,920,000	10,773,130
United Mexican States, 7.75%, 11/13/42	MXN	142,930,000	12,004,152
United Mexican States, 5.75%, 10/12/49		$10,931,000	11,625,119

			$697,377,467
Morocco - 0.3%
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)		$16,820,000	$17,829,200

Nigeria - 0.3%
Afren PLC, 10.25%, 4/08/19 (n)		$9,267,000	$10,147,365
Afren PLC, 10.25%, 4/08/19		400,000	438,000
Afren PLC, 6.625%, 12/09/20 (n)		5,059,000	5,274,008

			$15,859,373

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Pakistan - 0.4%
Islamic Republic of Pakistan, 7.25%, 4/15/19 (n)	$5,189,000	$5,396,560
Islamic Republic of Pakistan, 8.25%, 4/15/24 (n)	6,641,000	7,073,993
Islamic Republic of Pakistan, 7.875%, 3/31/36	10,117,000	9,307,640

		$21,778,193
Panama - 1.0%
MMG S.A., 6.75%, 3/28/23 (n)	$7,600,000	$7,600,000
Panama Canal Railway Co., 7%, 11/01/26 (n)	1,053,270	1,042,737
Panama Canal Railway Co., 7%, 11/01/26	5,391,558	5,337,642
Republic of Panama, 5.2%, 1/30/20	10,828,000	11,981,182
Republic of Panama, 7.125%, 1/29/26	4,773,000	6,061,710
Republic of Panama, 8.875%, 9/30/27	6,132,000	8,784,090
Republic of Panama, 9.375%, 4/01/29	6,204,000	9,243,960
Republic of Panama, 6.7%, 1/26/36	8,233,000	10,126,590

		$60,177,911
Paraguay - 0.4%
Republic of Paraguay, 4.625%, 1/25/23 (n)	$1,399,000	$1,423,483
Republic of Paraguay, 4.625%, 1/25/23	3,277,000	3,334,348
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22 (n)	16,819,000	17,954,283
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22	1,577,000	1,683,448

		$24,395,562
Peru - 3.9%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)	$21,650,000	$23,165,500
Banco de Credito del Peru, FRN, 6.125%, 4/24/27	2,359,000	2,524,130
BBVA Banco Continental S.A., 5%, 8/26/22 (n)	13,998,000	14,767,890
BBVA Banco Continental S.A., 5%, 8/26/22	2,463,000	2,598,465
Cementos Pacasmayo S.A.A., 4.5%, 2/08/23	10,191,000	9,630,495
Corporacion Financiera de Desarrollo S.A., 4.75%, 2/08/22 (n)	17,572,000	18,450,600
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/29 (z)	16,078,000	16,319,170
Corporacion Lindley S.A., 6.75%, 11/23/21 (n)	6,898,000	7,605,045
Corporacion Lindley S.A., 6.75%, 11/23/21	4,302,000	4,742,955
Corporacion Lindley S.A., 4.625%, 4/12/23 (n)	7,579,000	7,465,315
El Fondo Mivivienda S.A., 3.5%, 1/31/23 (n)	6,728,000	6,422,549
El Fondo Mivivienda S.A., 3.5%, 1/31/23	14,187,000	13,542,910
Ferreycorp S.A.A., 4.875%, 4/26/20 (n)	13,391,000	13,277,177
Ferreycorp S.A.A., 4.875%, 4/26/20	5,859,000	5,809,199
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/23	10,101,000	9,861,101
IIRSA Norte Finance Ltd., 8.75%, 5/30/24 (n)	155,188	183,742
IIRSA Norte Finance Ltd., 8.75%, 5/30/24	2,549,254	3,018,317
Inkia Energy Ltd., 8.375%, 4/04/21	13,610,000	14,971,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Peru - continued
InRetail Shopping Malls Co., 6.5%, 7/09/21 (z)	$2,837,000	$2,936,295
Republic of Peru, 7.35%, 7/21/25	8,023,000	10,590,360
Republic of Peru, 5.625%, 11/18/50	7,659,000	8,597,228
San Miguel Industrias PET S.A., 7.75%, 11/06/20 (n)	11,417,000	12,330,360
Southern Copper Corp., 6.75%, 4/16/40	14,356,000	15,648,040
Transport de Gas Peru, 4.25%, 4/30/28 (n)	16,910,000	15,810,850

		$240,268,693
Philippines - 2.9%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24 (n)	$2,747,000	$3,523,028
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24	14,510,000	18,609,075
Republic of Philippines, 5.5%, 3/30/26	65,787,000	75,819,518
Republic of Philippines, 6.375%, 1/15/32	24,850,000	30,938,250
Republic of Philippines, 6.375%, 10/23/34	40,647,000	51,266,029

		$180,155,900
Poland - 0.6%
Eileme 2 AB, 11.625%, 1/31/20 (n)	$4,989,000	$5,855,839
PKO Finance AB, 4.63%, 9/26/22 (n)	6,975,000	7,227,844
Republic of Poland, 5.125%, 4/21/21	10,818,000	12,135,092
Republic of Poland, 5%, 3/23/22	12,256,000	13,650,120

		$38,868,895
Qatar - 0.4%
Qtel International Finance Ltd., 3.875%, 1/31/28 (n)	$5,116,000	$4,809,142
Qtel International Finance Ltd., 3.875%, 1/31/28	293,000	275,426
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.298%, 9/30/20	3,556,824	3,863,601
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.838%, 9/30/27	5,552,000	6,134,960
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.332%, 9/30/27	5,904,000	6,819,905

		$21,903,034
Romania - 1.2%
Republic of Romania, 6.75%, 2/07/22 (n)	$6,568,000	$7,832,340
Republic of Romania, 6.75%, 2/07/22	9,614,000	11,464,695
Republic of Romania, 4.375%, 8/22/23 (n)	24,078,000	24,772,650
Republic of Romania, 4.375%, 8/22/23	9,218,000	9,483,939
Republic of Romania, 4.875%, 1/22/24 (n)	7,512,000	7,990,890
Republic of Romania, 6.125%, 1/22/44 (n)	9,826,000	11,177,075

		$72,721,589
Russia - 6.6%
Far East Capital Ltd. S.A., 8%, 5/02/18	$4,906,000	$3,532,320
Far East Capital Ltd. S.A., 8.75%, 5/02/20	1,100,000	781,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Russia - continued
Far Eastern Shipping Co., 8%, 5/02/18 (n)		$6,284,000	$4,524,480
Far Eastern Shipping Co., 8.75%, 5/02/20 (n)		3,806,000	2,702,260
Gaz Capital S.A., 4.95%, 2/06/28 (n)		28,804,000	25,641,321
Gaz Capital S.A., 4.95%, 2/06/28		8,502,000	7,568,480
Gaz Capital S.A., 7.288%, 8/16/37		24,215,000	25,425,750
Gazprom Neft, 4.375%, 9/19/22 (n)		6,184,000	5,318,240
Gazprom Neft, 4.375%, 9/19/22		7,029,000	6,044,940
Gazprom Neft, 6%, 11/27/23 (n)		16,290,000	15,475,500
LUKOIL International Finance B.V., 4.563%, 4/24/23 (n)		13,892,000	12,815,370
LUKOIL International Finance B.V., 4.563%, 4/24/23		18,827,000	17,367,908
Metalloinvest Finance Ltd., 5.625%, 4/17/20 (n)		14,197,000	12,954,763
Mobile TeleSystems OJSC, 8.625%, 6/22/20		5,343,000	6,170,096
MTS International Funding Ltd., 5%, 5/30/23 (n)		16,627,000	15,421,543
Rosneft, 4.199%, 3/06/22		6,998,000	5,983,290
Russian Federation, 5%, 4/29/20 (n)		23,500,000	24,328,375
Russian Federation, 5%, 4/29/20		22,400,000	23,189,600
Russian Federation, 4.875%, 9/16/23 (n)		19,200,000	19,084,800
Russian Federation, 4.875%, 9/16/23		8,000,000	7,952,000
Russian Federation, 7.5%, 3/31/30		118,565,816	134,216,504
Russian Federation, 5.875%, 9/16/43 (n)		9,800,000	9,898,000
Russian Federation, 5.875%, 9/16/43		9,000,000	9,090,000
VimpelCom Ltd., 7.504%, 3/01/22		14,460,000	14,730,402

			$410,216,942
Serbia - 0.3%
Republic of Serbia, 7.25%, 9/28/21		$2,122,000	$2,448,258
Republic of Serbia, 6.75%, 11/01/24		18,512,772	18,721,041

			$21,169,299
Singapore - 0.3%
DBS Bank Ltd., 3.625% to 9/21/17, FRN to 9/21/22 (n)		$15,930,000	$16,437,817
DBS Bank Ltd., 3.625% to 2017, FRN to 9/21/22		900,000	928,690

			$17,366,507
South Africa - 0.4%
Republic of South Africa, 6.875%, 5/27/19		$5,145,000	$5,901,727
Republic of South Africa, 5.875%, 9/16/25		10,947,000	12,098,624
Republic of South Africa, 3.75%, 7/24/26	EUR	7,071,000	9,636,015

			$27,636,366
Sri Lanka - 0.5%
National Savings Bank, 8.875%, 9/18/18 (n)		$2,033,000	$2,317,620
National Savings Bank, 8.875%, 9/18/18		8,865,000	10,106,100
Republic of Sri Lanka, 6.25%, 10/04/20 (n)		2,017,000	2,143,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Sri Lanka - continued
Republic of Sri Lanka, 6.25%, 10/04/20	$17,336,000	$18,419,500

		$32,986,283
Trinidad & Tobago - 0.1%
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 5/08/22	$8,723,333	$9,333,967

Turkey - 6.3%
Anadolu Efes Biracilik ve Malt Sanayii A.S., 3.375%, 11/01/22	$17,229,000	$15,316,581
Republic of Turkey, 7.5%, 11/07/19	28,298,000	33,513,321
Republic of Turkey, 7%, 6/05/20	33,941,000	39,617,361
Republic of Turkey, 5.625%, 3/30/21	39,774,000	43,547,757
Republic of Turkey, 5.125%, 3/25/22	30,180,000	31,922,895
Republic of Turkey, 6.25%, 9/26/22	30,405,000	34,622,174
Republic of Turkey, 5.75%, 3/22/24	49,881,000	54,744,398
Republic of Turkey, 7.375%, 2/05/25	59,582,000	72,749,622
Republic of Turkey, 6%, 1/14/41	32,439,000	34,859,598
Republic of Turkey, 6.625%, 2/17/45	23,748,000	27,517,995
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 4/24/19 (n)	1,808,000	1,941,250

		$390,352,952
Ukraine - 0.3%
Biz Finance PLC, 8.375%, 4/27/15	$8,877,000	$8,299,995
Government of Ukraine, 7.75%, 9/23/20	5,957,000	5,688,935
State Export-Import Bank of Ukraine, 8.75%, 1/22/18	2,610,000	2,323,422

		$16,312,352
United Arab Emirates - 0.2%
Topaz Marine S.A., 8.625%, 11/01/18 (n)	$11,644,000	$12,284,420

United Kingdom - 0.2%
Tullow Oil PLC, 6.25%, 4/15/22 (n)	$12,323,000	$12,384,615

Uruguay - 1.1%
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)	$16,462,000	$16,791,240
Oriental Republic of Uruguay, 4.5%, 8/14/24	46,370,233	48,920,596

		$65,711,836
Venezuela - 4.7%
Petroleos de Venezuela S.A., 8.5%, 11/02/17	$3,950,000	$3,678,438
Republic of Venezuela, 7%, 12/01/18	5,361,000	4,540,767
Republic of Venezuela, 7.75%, 10/13/19	51,450,000	43,475,250
Republic of Venezuela, 12.75%, 8/23/22	5,075,000	5,151,125
Republic of Venezuela, 9%, 5/07/23	10,533,000	8,821,388
Republic of Venezuela, 8.25%, 10/13/24	26,002,000	20,346,565

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Venezuela - continued
Republic of Venezuela, 7.65%, 4/21/25		$28,653,000	$21,489,750
Republic of Venezuela, 11.75%, 10/21/26		33,921,000	32,191,029
Republic of Venezuela, 9.25%, 9/15/27		55,178,000	46,349,520
Republic of Venezuela, 11.95%, 8/05/31		41,552,000	39,370,520
Republic of Venezuela, 7%, 3/31/38		91,268,000	62,883,652

			$288,298,004
Vietnam - 0.3%
Republic of Vietnam, 6.875%, 1/15/16		$2,309,000	$2,467,717
Republic of Vietnam, 6.75%, 1/29/20		14,384,000	16,271,900

			$18,739,617
Total Bonds (Identified Cost, $5,179,197,188)			$5,462,788,092

Loans - 0.2%
Brazil - 0.2%
State of Santa Catarina, 4%, 12/27/22 (Identified Cost, $10,560,140)		$10,005,820	$9,792,696

Issuer/Expiration Date/Strike Price	Par Amount of Contracts
Call Options Purchased - 0.0%
MXN Currency - October 2014 @ $0.0781 (Premiums Paid, $340,385)	MXN	800,771,000	$92,889

	Number of Contracts
Put Options Purchased - 0.0%
U.S. Treasury Note 10 year Futures - November 2014 @ $124.00		499	$693,922
U.S. Treasury Note 30 year Futures - August 2014 @ $137.00		449	385,859
Total Put Options Purchased (Identified Cost, $1,219,399)			$1,079,781

Issuer	Shares/Par
Money Market Funds - 10.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)		670,801,882	$670,801,882
Total Investments (Identified Cost, $5,862,118,994)			$6,144,555,340

Other Assets, Less Liabilities - 0.6%			35,337,759
Net Assets - 100.0%			$6,179,893,099

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,086,067,015 representing 33.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Cimpor Financial Operations B.V., 5.75%, 7/17/24	7/10/14	$15,337,685	$15,269,123
Colbun S.A., 4.5%, 7/10/24	7/20/14	10,008,119	10,087,904
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/29	7/08/14-7/30/14	16,374,032	16,319,170
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26	7/17/14	24,950,829	24,837,606
Export-Import Bank of China, 3.625%, 7/31/24	7/24/14	24,931,330	24,854,806
GNL Quintero S.A., 4.634%, 7/31/29	7/24/14	15,829,000	15,961,884
Greenko Dutch B.V., 8%, 8/01/19	7/24/14	19,031,000	18,840,690
InRetail Shopping Malls Co., 6.5%, 7/09/21	7/01/14	2,817,537	2,936,295
Republic of Cote d’Ivoire, 5.375%, 7/23/24	7/16/14	13,279,393	13,264,300
Transelec S.A., 4.25%, 1/14/25	7/09/14-7/10/14	8,251,952	8,259,511
Tupy Overseas S.A., 6.625%, 7/17/24	7/10/14-7/11/14	9,475,745	9,659,600
Total Restricted Securities			$160,290,889
% of Net assets			2.6%

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EUR	Euro
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish Lira

Portfolio of Investments – continued

Derivative Contracts at 7/31/14

Forward Foreign Currency Exchange Contracts at 7/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank AG	19,205,000	8/04/14	$8,425,093	$8,465,014	$39,921
BUY	BRL	JPMorgan Chase Bank N.A.	9,295,000	8/04/14	4,076,576	4,096,970	20,394
SELL	BRL	Barclays Bank PLC	2,161,464	10/02/14	949,552	937,058	12,494
SELL	BRL	Deutsche Bank AG	46,309,000	8/04/14	20,423,833	20,411,680	12,153
SELL	BRL	JPMorgan Chase Bank N.A.	42,266,000	8/04/14	18,640,734	18,629,642	11,092
SELL	BRL	UBS AG	21,547,000	8/04/14	9,638,559	9,497,300	141,259
SELL	EUR	Barclays Bank PLC	19,411,362	10/10/14	26,355,948	25,998,457	357,491
SELL	INR	Barclays Bank PLC	1,330,359,000	8/04/14-8/26/14	22,002,832	21,912,875	89,957
SELL	INR	JPMorgan Chase Bank N.A.	427,046,000	8/04/14	7,083,197	7,055,987	27,210
BUY	KRW	JPMorgan Chase Bank N.A.	6,149,667,000	8/18/14	5,962,446	5,978,442	15,996
SELL	KRW	Barclays Bank PLC	3,279,340,000	8/04/14	3,192,815	3,190,485	2,330
SELL	KRW	JPMorgan Chase Bank N.A.	12,172,393,000	8/04/14	11,994,084	11,842,577	151,507
SELL	MXN	Barclays Bank PLC	304,679,675	10/10/14	23,435,997	22,935,410	500,587
BUY	MYR	Barclays Bank PLC	49,281,000	8/06/14	15,335,616	15,417,113	81,497
BUY	PEN	JPMorgan Chase Bank N.A.	18,577,000	8/04/14	6,631,090	6,632,274	1,184
SELL	PEN	Deutsche Bank AG	33,288,000	8/04/14	11,899,196	11,884,327	14,869
SELL	PEN	JPMorgan Chase Bank N.A.	18,577,000	8/04/14	6,640,572	6,632,274	8,298

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	PEN	Merrill Lynch International	51,074,000	8/04/14	$18,286,430	$18,234,202	$52,228
SELL	RUB	Deutsche Bank AG	313,713,000	9/25/14	8,800,421	8,668,153	132,268
SELL	RUB	JPMorgan Chase Bank N.A.	97,175,000	9/25/14	2,778,811	2,685,027	93,784
SELL	TRY	JPMorgan Chase Bank N.A.	13,103,000	9/09/14	6,109,764	6,063,673	46,091

							$1,812,610

Liability Derivatives
BUY	BRL	Barclays Bank PLC	40,779,464	8/04/14	$17,997,213	$17,974,419	$(22,794)
BUY	BRL	Deutsche Bank AG	27,104,000	8/04/14	11,989,614	11,946,667	(42,947)
BUY	BRL	JPMorgan Chase Bank N.A.	32,971,000	8/04/14	14,561,876	14,532,672	(29,204)
BUY	BRL	UBS AG	49,957,000	8/04/14	22,032,724	22,019,614	(13,110)
SELL	BRL	Barclays Bank PLC	40,779,464	8/04/14	17,885,729	17,974,419	(88,690)
SELL	BRL	UBS AG	28,410,000	8/04/14	12,370,999	12,522,314	(151,315)
BUY	CNY	Barclays Bank PLC	39,607,000	8/18/14	6,423,972	6,406,154	(17,818)
BUY	INR	Barclays Bank PLC	621,412,000	8/04/14-9/30/14	10,294,455	10,245,841	(48,614)
BUY	INR	Deutsche Bank AG	800,498,000	8/26/14	13,176,922	13,158,947	(17,975)
BUY	INR	JPMorgan Chase Bank N.A.	1,829,296,000	8/04/14-9/30/14	30,347,381	30,001,012	(346,369)
BUY	KRW	Barclays Bank PLC	6,558,680,000	8/04/14-8/18/14	6,386,255	6,378,519	(7,736)
BUY	KRW	JPMorgan Chase Bank N.A.	12,172,393,000	8/04/14	12,027,462	11,842,577	(184,885)
BUY	MXN	Credit Suisse Group	80,340,000	10/10/14	6,163,643	6,047,764	(115,879)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	MXN	Morgan Stanley Capital Services, Inc.	24,967,000	10/10/14	$1,918,694	$1,879,444	$(39,250)
BUY	MXN	UBS AG	55,179,000	10/10/14	4,240,787	4,153,716	(87,071)
SELL	MYR	Barclays Bank PLC	19,746,000	8/06/14	6,166,771	6,177,357	(10,586)
BUY	PEN	Barclays Bank PLC	791,000	8/04/14	282,752	282,399	(353)
BUY	PEN	Deutsche Bank AG	33,288,000	8/04/14	11,892,819	11,884,327	(8,492)
BUY	PEN	Merrill Lynch International	119,886,000	8/04/14-9/18/14	42,790,560	42,669,685	(120,875)
SELL	PEN	Barclays Bank PLC	791,000	8/04/14	281,896	282,399	(503)
BUY	RUB	Deutsche Bank AG	205,075,000	9/25/14	5,944,203	5,666,394	(277,809)
BUY	RUB	JPMorgan Chase Bank N.A.	205,828,000	9/25/14	5,966,894	5,687,200	(279,694)
BUY	TRY	Barclays Bank PLC	13,092,000	9/09/14	6,081,891	6,058,583	(23,308)

							$(1,935,277)

Futures Contracts at 7/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	255	$31,775,391	September - 2014	$277,881

Swap Agreements at 7/31/14

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives
Credit Default Swap Agreements
9/20/24	USD	700,000	Barclays Bank PLC (a)	1.00% (fixed rate)	(1)	$(67,202)
9/20/24	USD	1,319,000	Deutsche Bank AG (b)	1.00% (fixed rate)	(1)	(126,627)
9/20/24	USD	29,965,000	Goldman Sachs International (c)	1.00% (fixed rate)	(1)	(2,876,713)

Portfolio of Investments – continued

Swap Agreements at 7/31/14 – continued

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives – continued
Credit Default Swap Agreements – continued
9/20/24	USD	10,342,000	Morgan Stanley Capital Services, Inc. (d)	1.00% (fixed rate)	(1)	$(992,857)

						$(4,063,399)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Federal Republic of Brazil, 12.25%, 3/06/30, a BBB rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $53,170.
(b)	Net unamortized premiums received by the fund amounted to $100,188.
(c)	Net unamortized premiums received by the fund amounted to $2,276,066.
(d)	Net unamortized premiums received by the fund amounted to $785,552.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At July 31, 2014, the fund had cash collateral of $3,219,714 to cover any commitments certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,191,317,112)	$5,473,753,458
Underlying affiliated funds, at cost and value	670,801,882
Total investments, at value (identified cost, $5,862,118,994)	$6,144,555,340
Cash	1,789,624
Restricted cash	3,219,714
Receivables for
Forward foreign currency exchange contracts	1,812,610
Daily variation margin on open futures contracts	11,953
Investments sold	2,065,319
Fund shares sold	11,426,864
Interest	85,393,563
Other assets	12,623
Total assets	$6,250,287,610
Liabilities
Payables for
Distributions	$1,956,750
Forward foreign currency exchange contracts	1,935,277
Investments purchased	32,807,878
Fund shares reacquired	13,831,956
Swaps, at value (net unamortized premiums received, $3,214,976)	4,063,399
Payable to affiliates
Investment adviser	204,550
Shareholder servicing costs	5,734,852
Distribution and service fees	43,478
Payable for independent Trustees’ compensation	153
Deferred country tax expense payable	9,147,518
Accrued expenses and other liabilities	668,700
Total liabilities	$70,394,511
Net assets	$6,179,893,099
Net assets consist of
Paid-in capital	$6,071,242,272
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $5,739,880 deferred country tax)	275,986,777
Accumulated distributions in excess of net realized gain on investments and foreign currency	(156,447,712)
Accumulated distributions in excess of net investment income	(10,888,238)
Net assets	$6,179,893,099
Shares of beneficial interest outstanding	405,313,074

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,431,791,119	93,837,818	$15.26
Class B	46,517,887	3,037,640	15.31
Class C	349,717,635	22,867,624	15.29
Class I	3,544,098,963	232,693,180	15.23
Class R1	1,079,140	70,382	15.33
Class R2	29,233,595	1,907,597	15.32
Class R3	81,183,764	5,311,779	15.28
Class R4	80,456,836	5,270,656	15.27
Class R5	615,814,160	40,316,398	15.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.02 [100 / 95.25 x $15.26]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$349,315,780
Dividends from underlying affiliated funds	524,996
Total investment income	$349,840,776
Expenses
Management fee	$44,544,096
Distribution and service fees	8,651,331
Shareholder servicing costs	5,992,235
Administrative services fee	474,186
Independent Trustees’ compensation	97,394
Custodian fee	535,297
Shareholder communications	1,275,779
Audit and tax fees	77,951
Legal fees	59,228
Miscellaneous	460,749
Total expenses	$62,168,246
Fees paid indirectly	(7,850)
Reduction of expenses by investment adviser and distributor	(2,104,494)
Net expenses	$60,055,902
Net investment income	$289,784,874
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $618,512 country tax)	$(76,042,177)
Futures contracts	(3,502,932)
Swap agreements	1,299,019
Foreign currency	(3,248,861)
Net realized gain (loss) on investments and foreign currency	$(81,494,951)
Change in unrealized appreciation (depreciation)
Investments (net of $4,756,351 increase in deferred country tax)	$276,051,571
Futures contracts	2,177,659
Swap agreements	(1,694,831)
Translation of assets and liabilities in foreign currencies	1,752,377
Net unrealized gain (loss) on investments and foreign currency translation	$278,286,776
Net realized and unrealized gain (loss) on investments and foreign currency	$196,791,825
Change in net assets from operations	$486,576,699

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2014	2013
Change in net assets
From operations
Net investment income	$289,784,874	$291,023,292
Net realized gain (loss) on investments and foreign currency	(81,494,951)	57,904,068
Net unrealized gain (loss) on investments and foreign currency translation	278,286,776	(468,736,194)
Change in net assets from operations	$486,576,699	$(119,808,834)
Distributions declared to shareholders
From net investment income	$(292,955,654)	$(317,106,262)
From net realized gain on investments	(29,597,768)	(42,452,967)
Total distributions declared to shareholders	$(322,553,422)	$(359,559,229)
Change in net assets from fund share transactions	$(709,722,196)	$1,803,725,681
Total change in net assets	$(545,698,919)	$1,324,357,618
Net assets
At beginning of period	6,725,592,018	5,401,234,400
At end of period (including accumulated distributions in excess of net investment income of $10,888,238 and $15,177,987, respectively)	$6,179,893,099	$6,725,592,018

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.82	$15.72	$15.01	$14.80	$13.16
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.67	$0.70	$0.71	$0.75
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	(0.72)	0.84	0.54	1.74
Total from investment operations	$1.18	$(0.05)	$1.54	$1.25	$2.49
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.74)	$(0.78)	$(0.73)	$(0.85)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.74)	$(0.85)	$(0.83)	$(1.04)	$(0.85)
Net asset value, end of period (x)	$15.26	$14.82	$15.72	$15.01	$14.80
Total return (%) (r)(s)(t)(x)	8.23	(0.59)	10.68	8.80	19.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.16	1.13	1.15	1.19
Expenses after expense reductions (f)	1.08	1.12	1.11	1.14	1.19
Net investment income	4.49	4.23	4.73	4.83	5.29
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$1,431,791	$1,759,552	$1,269,864	$1,123,447	$1,014,705

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.88	$15.78	$15.07	$14.85	$13.21
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.56	$0.60	$0.61	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	0.50	(0.73)	0.83	0.54	1.72
Total from investment operations	$1.06	$(0.17)	$1.43	$1.15	$2.38
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.62)	$(0.67)	$(0.62)	$(0.74)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.63)	$(0.73)	$(0.72)	$(0.93)	$(0.74)
Net asset value, end of period (x)	$15.31	$14.88	$15.78	$15.07	$14.85
Total return (%) (r)(s)(t)(x)	7.34	(1.31)	9.84	8.06	18.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.90	1.88	1.90	1.94
Expenses after expense reductions (f)	1.83	1.87	1.86	1.89	1.94
Net investment income	3.74	3.51	3.98	4.09	4.61
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$46,518	$58,752	$57,860	$46,190	$33,123

Class C	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.86	$15.76	$15.05	$14.84	$13.20
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.56	$0.59	$0.61	$0.63
Net realized and unrealized gain (loss) on investments and foreign currency	0.50	(0.73)	0.84	0.53	1.75
Total from investment operations	$1.06	$(0.17)	$1.43	$1.14	$2.38
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.62)	$(0.67)	$(0.62)	$(0.74)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.63)	$(0.73)	$(0.72)	$(0.93)	$(0.74)
Net asset value, end of period (x)	$15.29	$14.86	$15.76	$15.05	$14.84
Total return (%) (r)(s)(t)(x)	7.34	(1.32)	9.85	7.99	18.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.90	1.88	1.90	1.94
Expenses after expense reductions (f)	1.83	1.87	1.86	1.89	1.94
Net investment income	3.75	3.50	3.97	4.09	4.44
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$349,718	$508,561	$491,457	$390,816	$263,226

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.79	$15.69	$14.98	$14.77	$13.13
Income (loss) from investment operations
Net investment income (d)	$0.70	$0.72	$0.73	$0.75	$0.78
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	(0.73)	0.84	0.53	1.74
Total from investment operations	$1.22	$(0.01)	$1.57	$1.28	$2.52
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.78)	$(0.81)	$(0.76)	$(0.88)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.78)	$(0.89)	$(0.86)	$(1.07)	$(0.88)
Net asset value, end of period (x)	$15.23	$14.79	$15.69	$14.98	$14.77
Total return (%) (r)(s)(x)	8.50	(0.35)	10.97	9.08	19.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.90	0.88	0.90	0.95
Expenses after expense reductions (f)	0.83	0.87	0.86	0.89	0.94
Net investment income	4.73	4.50	4.92	5.10	5.50
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$3,544,099	$3,793,125	$3,148,303	$1,633,849	$992,622

Class R1	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.88	$15.79	$15.07	$14.86	$13.21
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.56	$0.59	$0.61	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	(0.74)	0.85	0.53	1.73
Total from investment operations	$1.08	$(0.18)	$1.44	$1.14	$2.39
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.62)	$(0.67)	$(0.62)	$(0.74)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.63)	$(0.73)	$(0.72)	$(0.93)	$(0.74)
Net asset value, end of period (x)	$15.33	$14.88	$15.79	$15.07	$14.86
Total return (%) (r)(s)(x)	7.48	(1.38)	9.91	7.98	18.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90	1.88	1.90	1.94
Expenses after expense reductions (f)	1.82	1.87	1.87	1.90	1.94
Net investment income	3.73	3.51	3.96	4.12	4.65
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$1,079	$934	$936	$492	$233

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.87	$15.78	$15.06	$14.85	$13.21
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.64	$0.67	$0.69	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	(0.74)	0.84	0.52	1.74
Total from investment operations	$1.16	$(0.10)	$1.51	$1.21	$2.46
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.70)	$(0.74)	$(0.69)	$(0.82)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.71)	$(0.81)	$(0.79)	$(1.00)	$(0.82)
Net asset value, end of period (x)	$15.32	$14.87	$15.78	$15.06	$14.85
Total return (%) (r)(s)(x)	8.02	(0.88)	10.46	8.52	19.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.41	1.38	1.41	1.46
Expenses after expense reductions (f)	1.32	1.37	1.36	1.40	1.46
Net investment income	4.24	4.00	4.44	4.64	5.07
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$29,234	$28,338	$24,183	$11,329	$1,798

Class R3	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.83	$15.73	$15.01	$14.80	$13.16
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.68	$0.70	$0.72	$0.74
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	(0.73)	0.85	0.53	1.75
Total from investment operations	$1.19	$(0.05)	$1.55	$1.25	$2.49
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.74)	$(0.78)	$(0.73)	$(0.85)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.74)	$(0.85)	$(0.83)	$(1.04)	$(0.85)
Net asset value, end of period (x)	$15.28	$14.83	$15.73	$15.01	$14.80
Total return (%) (r)(s)(x)	8.29	(0.59)	10.75	8.80	19.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.16	1.14	1.15	1.20
Expenses after expense reductions (f)	1.06	1.13	1.12	1.15	1.20
Net investment income	4.48	4.25	4.64	4.87	5.15
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$81,184	$52,066	$35,355	$8,831	$2,981

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.83	$15.73	$15.01	$14.80	$13.16
Income (loss) from investment operations
Net investment income (d)	$0.70	$0.72	$0.74	$0.76	$0.72
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	(0.73)	0.84	0.53	1.80
Total from investment operations	$1.22	$(0.01)	$1.58	$1.29	$2.52
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.78)	$(0.81)	$(0.77)	$(0.88)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.78)	$(0.89)	$(0.86)	$(1.08)	$(0.88)
Net asset value, end of period (x)	$15.27	$14.83	$15.73	$15.01	$14.80
Total return (%) (r)(s)(x)	8.49	(0.34)	11.03	9.07	19.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.90	0.89	0.90	1.02
Expenses after expense reductions (f)	0.83	0.87	0.87	0.90	1.02
Net investment income	4.74	4.52	4.91	5.11	5.00
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$80,457	$103,937	$111,391	$48,313	$24,458

Class R5 (y)	Years ended 7/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.82	$15.73	$15.00	$14.79	$13.15
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.73	$0.74	$0.73	$0.75
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	(0.73)	0.84	0.54	1.76
Total from investment operations	$1.24	$—	$1.58	$1.27	$2.51
Less distributions declared to shareholders
From net investment income	$(0.72)	$(0.80)	$(0.80)	$(0.75)	$(0.87)
From net realized gain on investments	(0.07)	(0.11)	(0.05)	(0.31)	—
Total distributions declared to shareholders	$(0.79)	$(0.91)	$(0.85)	$(1.06)	$(0.87)
Net asset value, end of period (x)	$15.27	$14.82	$15.73	$15.00	$14.79
Total return (%) (r)(s)(x)	8.68	(0.30)	11.01	8.97	19.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.81	0.96	0.99	1.03
Expenses after expense reductions (f)	0.73	0.78	0.94	0.99	1.03
Net investment income	4.82	4.59	4.91	4.95	5.26
Portfolio turnover	62	66	52	80	100
Net assets at end of period (000 omitted)	$615,814	$420,329	$261,885	$115,940	$298,331

See Notes to Financial Statements

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between

Notes to Financial Statements – continued

the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if

Notes to Financial Statements – continued

the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$1,079,781	$—	$—	$1,079,781
Non-U.S. Sovereign Debt	—	4,039,334,976	—	4,039,334,976
Foreign Bonds	—	1,433,245,812	—	1,433,245,812
Purchased Currency Options	—	92,889	—	92,889
Mutual Funds	670,801,882	—	—	670,801,882
Total Investments	$671,881,663	$5,472,673,677	$—	$6,144,555,340

Other Financial Instruments
Futures Contracts	$277,881	$—	$—	$277,881
Swap Agreements	—	(4,063,399)	—	(4,063,399)
Forward Foreign Currency Exchange Contracts	—	(122,667)	—	(122,667)

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$277,881	$—
Interest Rate	Purchased Interest Rate Options	1,079,781	—
Foreign Exchange	Forward Foreign Currency Exchange	1,812,610	(1,935,277)
Foreign Exchange	Purchased Currency Options	92,889	—
Credit	Credit Default Swaps	—	(4,063,399)
Total		$3,263,161	$(5,998,676)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(3,502,932)	$—	$—	$(3,732,975)
Foreign Exchange	—	—	(3,200,381)	(2,401,938)
Credit	—	1,299,019	—	—
Total	$(3,502,932)	$1,299,019	$(3,200,381)	$(6,134,913)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$2,177,659	$—	$—	$(139,618)
Foreign Exchange	—	—	1,760,011	(247,496)
Equity	—	—	—	—
Credit	—	(1,694,831)	—	—
Total	$2,177,659	$(1,694,831)	$1,760,011	$(387,114)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across

Notes to Financial Statements – continued

all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be

Notes to Financial Statements – continued

paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of July 31, 2014 is disclosed in the

Notes to Financial Statements – continued

footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of July 31, 2014, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $42,326,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swap agreements, options, futures contracts and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/14	7/31/13
Ordinary income (including any short-term capital gains)	$292,994,028	$338,203,715
Long-term capital gains	29,559,394	21,355,514
Total distributions	$322,553,422	$359,559,229

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/14
Cost of investments	$5,892,060,140
Gross appreciation	289,108,096
Gross depreciation	(36,612,896)
Net unrealized appreciation (depreciation)	$252,495,200
Undistributed ordinary income	11,231,671
Capital loss carryforwards	(68,834,692)
Post-October capital loss deferral	(50,861,617)
Other temporary differences	(35,379,735)

As of July 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(68,834,692)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 7/31/14	Year ended 7/31/13	Year ended 7/31/14	Year ended 7/31/13
Class A	$68,901,010	$77,400,188	$6,905,158	$9,942,984
Class B	1,898,760	2,525,807	235,005	431,461
Class C	15,401,255	21,810,099	1,965,520	3,660,189
Class I	170,812,162	189,349,232	17,041,148	25,165,009
Class R1	33,317	41,732	3,517	6,902
Class R2	1,189,713	1,273,752	122,642	188,399
Class R3	2,615,063	2,168,493	250,086	297,652
Class R4	4,038,364	5,281,374	392,789	660,036
Class R5	28,066,010	17,255,585	2,681,903	2,100,335
Total	$292,955,654	$317,106,262	$29,597,768	$42,452,967

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement terminated on July 31, 2014. For the year ended July 31, 2014, this management fee reduction amounted to $1,896,007, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2014, this management fee reduction amounted to $183,193, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2014 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion up to $7.5 billion and 0.60% of average daily net assets in excess of $7.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2015.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $130,552 for the year ended July 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,796,562
Class B	0.75%	0.25%	1.00%	1.00%	501,618
Class C	0.75%	0.25%	1.00%	1.00%	4,060,675
Class R1	0.75%	0.25%	1.00%	1.00%	8,841
Class R2	0.25%	0.25%	0.50%	0.50%	139,012
Class R3	—	0.25%	0.25%	0.25%	144,623
Total Distribution and Service Fees					$8,651,331

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2014, this rebate amounted to $15,120, $134, $43, $4, and $1 for Class A, Class B, Class C, Class R1, and Class R2 respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2014, were as follows:

Amount
Class A	$86,283
Class B	157,609
Class C	114,188

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2014, the fee was $358,994, which equated to 0.0057% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended July 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,633,241.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2014 was equivalent to an annual effective rate of 0.0075% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended July 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $34,704 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $9,992, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 11,920 shares of Class R1 and 7,132 shares of Class R5 for an aggregate amount of $274,683.

(4) Portfolio Securities

For the year ended July 31, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$83,594,451
Investments (non-U.S. Government securities)	$3,504,525,163	$4,238,032,843

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/14		Year ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	30,799,477	$456,735,420	73,923,814	$1,187,185,609
Class B	225,650	3,353,863	1,130,577	18,261,949
Class C	2,015,396	29,950,368	11,557,325	186,529,493
Class I	107,839,967	1,591,413,456	145,117,273	2,311,898,097
Class R1	45,600	679,755	24,162	387,788
Class R2	534,949	7,969,890	885,442	14,220,149
Class R3	3,647,065	54,966,771	2,066,557	33,024,111
Class R4	2,099,990	31,101,201	4,122,301	65,882,221
Class R5	14,973,710	220,728,534	11,210,513	177,184,667
	162,181,804	$2,396,899,258	250,037,964	$3,994,574,084

Shares issued to shareholders in reinvestment of distributions
Class A	4,922,695	$72,796,332	4,919,557	$78,126,471
Class B	115,177	1,709,069	142,674	2,284,759
Class C	891,647	13,207,665	1,143,988	18,287,671
Class I	11,177,837	164,964,639	11,250,584	178,671,101
Class R1	2,442	36,332	3,024	48,394
Class R2	88,302	1,312,040	91,197	1,458,198
Class R3	192,747	2,858,844	154,881	2,463,739
Class R4	274,487	4,064,322	320,267	5,100,479
Class R5	2,049,612	30,352,415	1,219,687	19,355,920
	19,714,946	$291,301,658	19,245,859	$305,796,732

Shares reacquired
Class A	(60,629,534)	$(895,060,237)	(40,897,826)	$(642,596,019)
Class B	(1,252,360)	(18,501,272)	(990,756)	(15,592,173)
Class C	(14,259,527)	(210,377,508)	(9,657,789)	(150,682,284)
Class I	(142,857,138)	(2,097,047,807)	(100,507,958)	(1,579,365,799)
Class R1	(40,407)	(594,563)	(23,732)	(363,173)
Class R2	(620,851)	(9,226,777)	(603,928)	(9,647,531)
Class R3	(2,039,454)	(30,529,548)	(957,291)	(15,251,907)
Class R4	(4,114,281)	(60,489,180)	(4,512,938)	(71,701,674)
Class R5	(5,074,114)	(76,096,220)	(716,392)	(11,444,575)
	(230,887,666)	$(3,397,923,112)	(158,868,610)	$(2,496,645,135)

Notes to Financial Statements – continued

	Year ended 7/31/14		Year ended 7/31/13
	Shares	Amount	Shares	Amount
Net change
Class A	(24,907,362)	$(365,528,485)	37,945,545	$622,716,061
Class B	(911,533)	(13,438,340)	282,495	4,954,535
Class C	(11,352,484)	(167,219,475)	3,043,524	54,134,880
Class I	(23,839,334)	(340,669,712)	55,859,899	911,203,399
Class R1	7,635	121,524	3,454	73,009
Class R2	2,400	55,153	372,711	6,030,816
Class R3	1,800,358	27,296,067	1,264,147	20,235,943
Class R4	(1,739,804)	(25,323,657)	(70,370)	(718,974)
Class R5	11,949,208	174,984,729	11,713,808	185,096,012
	(48,990,916)	$(709,722,196)	110,415,213	$1,803,725,681

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2014, the fund’s commitment fee and interest expense were $25,823 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	557,510,082	2,134,580,706	(2,012,288,906)	679,801,882

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$524,996	$670,801,882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust X and the Shareholders of MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the Fund) (one of the series constituting MFS Series Trust X), including the portfolio of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund (one of the series constituting MFS Series Trust X) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 15, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Ward Brown Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $7.5 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $32,516,000 as capital gain dividends paid during the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

July 31, 2014

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

EML-ANN

MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy has gathered momentum after a slow start to the year. Industrial output, consumer confidence and retail sales have all strengthened along with the labor market. However, the unemployment rate remains elevated and the housing market has cooled off. With second-quarter economic growth rebounding strongly, economists have a favorable outlook for the rest of the year.

China’s economy has picked up again, and Japan is moving steadily towards Prime Minister Abe’s economic goals, including an inflation rate of 2% by next spring. The eurozone’s economy appears to have turned a corner, with renewed growth. However, historically high unemployment persists, deflation remains a risk and Russian sanctions could present a new obstacle to regional growth.

With corporate earnings surpassing expectations, the greatest concerns now are related to conflicts in the Middle East and Ukraine as well as growing speculation on when the U.S. Federal Reserve will begin increasing interest rates.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

September 15, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Bond exposure reflecting equivalent exposure of derivative positions (i)

Currency exposure (i)(y)

Issuer country weightings of bonds (i)(x)
Brazil	18.4%
South Africa	8.6%
Turkey	8.3%
United States (includes Cash & Other)	8.0%
Mexico	7.0%
Poland	6.7%
Indonesia	6.7%
Russia	6.6%
Hungary	5.1%
Other Countries	24.6%

Bond exposure (b)

Fixed income sectors (i)
Sovereign Emerging Markets	73.1%
Emerging Markets Corporate Bonds	13.4%
Other Government Entity-Emerging Markets Quasi Government	3.9%
Sovereign Developed Markets	1.1%
Developed Markets Corporate Bonds	0.6%
U.S. Government Securities Hedge (t)	(17.8)%

Currency exposure weightings (i)(y)
Brazilian Real	11.8%
Turkish Lira	10.0%
South African Rand	10.0%
Malaysian Ringgit	10.0%
Polish Zloty	9.9%
Mexican Peso	8.9%
Russian Ruble	7.3%
Colombian Peso	6.6%
Indonesian Rupiah	5.7%
Other Currencies	19.8%

2

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
A	18.9%
BBB	51.3%
BB	11.0%
B	5.3%
CCC (o)	0.0%
Not Rated	(12.2)%
Cash & Other	25.7%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	9.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(b)	For purposes of this presentation, components include the value of securities, less any securities sold short, and the value of derivative contracts and may, from time to time, be negative.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds U.S. Treasury futures contracts and options on U.S. Treasury futures contracts with a bond equivalent exposure of (17.8)%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

3

Portfolio Composition – continued

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 7/31/14.

The portfolio is actively managed and current holdings may be different.

4

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2014, Class A shares of the MFS Emerging Markets Debt Local Currency Fund (“fund”) provided a total return of 4.78%, at net asset value. This compares with a return of 3.39% for the fund’s benchmark, the JPMorgan Government Bond Index Emerging Markets Global Diversified.

Market Environment

During the period, emerging markets (“EM”) debt experienced a range of positive and negative return episodes. The period from August 2013 to end-January 2014 was particularly volatile as market uncertainty remained high regarding the US Federal Reserve’s (“Fed”) eventual removal of monetary stimulus. This higher volatility caused a sell-off in EM currencies and local currency debt as markets were concerned that a removal of Fed stimulus would make financing conditions more challenging for many Emerging Market countries. Countries with weaker credit fundamentals, notably, the “Fragile Five” (Brazil, South Africa, India, Indonesia, and Turkey), were especially under pressure and authorities in these countries were forced to adjust policies in an attempt to stabilize their markets. The second part of this period, from February 2014 to July 2014, witnessed a stabilization and rally in US Treasury markets and a significant reduction in volatility. The new Fed chair, Janet Yellen, signaled that any change in Fed policy would be very gradual. In the middle of this period, the ECB cut interest rates and signaled a more dovish stance. Global inflation also remained very low during this period. All of these factors appeared to have helped reassure markets that global liquidity would remain abundant for some time. With this backdrop, EM currencies and local debt recovered as markets took a more benign view of how much policy adjustment would be needed in these economies.

Factors Affecting Performance

The portion of the fund’s return derived from yield within the United States and Latin America, which was greater than that of the benchmark, was a key contributor to performance relative to the JPMorgan Government Bond Index Emerging Markets Global Diversified. The currency exposures of the fund’s holdings, particularly in the Indian Rupee, Polish Zloty and South Korean Won, aided relative performance as all three currencies appreciated over the period. The fund’s duration (d) positioning in Turkey, particularly a longer duration in the second quarter of 2014, was a positive impact to relative performance as yields declined.

The portion of the fund’s return derived from yield in Europe, particularly in Russia, Poland and Romania, was less than that of the benchmark and detracted from relative performance.

Respectfully,

Ward Brown Portfolio Manager	Matthew Ryan Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 7/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 7/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	9/15/11	4.78%	0.93%
B	9/15/11	3.97%	0.19%
C	9/15/11	3.97%	0.19%
I	9/15/11	5.02%	1.21%
R1	9/15/11	3.97%	0.19%
R2	9/15/11	4.50%	0.70%
R3	9/15/11	4.76%	0.96%
R4	9/15/11	5.02%	1.21%
R5	12/03/12	5.06%	(1.04)%
Comparative benchmark
JPMorgan Government Bond Index Emerging Markets Global Diversified (f)		3.39%	2.28%
Average annual with sales charge
A With initial Sales Charge (4.75%)		(0.20)%	(0.77)%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.01%	(0.75)%
C With CDSC (1% for 12 months) (v)		2.98%	0.19%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Government Bond Index Emerging Markets Global Diversified – a market capitalization weighted index that is designed to measure the performance of local currency government bonds issued in emerging markets. The index includes only the countries which give access to their capital market to foreign investors; it therefore excludes China, India, and Thailand. Individual country weights in the index are limited to 10% in order for the index to remain fully diversified.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

8

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2014 through July 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2014 through July 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/14	Ending Account Value 7/31/14	Expenses Paid During Period (p) 2/01/14-7/31/14
A	Actual	1.25%	$1,000.00	$1,115.02	$6.56
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
B	Actual	2.00%	$1,000.00	$1,112.11	$10.47
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
C	Actual	2.00%	$1,000.00	$1,112.11	$10.47
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
I	Actual	1.00%	$1,000.00	$1,117.55	$5.25
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R1	Actual	2.00%	$1,000.00	$1,110.77	$10.47
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
R2	Actual	1.50%	$1,000.00	$1,113.50	$7.86
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
R3	Actual	1.25%	$1,000.00	$1,114.86	$6.55
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
R4	Actual	1.00%	$1,000.00	$1,117.56	$5.25
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R5	Actual	0.98%	$1,000.00	$1,117.71	$5.15
	Hypothetical (h)	0.98%	$1,000.00	$1,019.93	$4.91

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

7/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Bonds - 88.3%
Issuer	Shares/Par		Value ($)
Argentina - 0.0%
Republic of Argentina, 7%, 10/03/15		$10,000	$9,405

Barbados - 0.6%
Columbus International, Inc., 7.375%, 3/30/21 (n)		$200,000	$211,000

Brazil - 15.3%
Tupy Overseas S.A., 6.625%, 7/17/24 (z)		$200,000	$205,000
Nota do Tesouro Nacional, 10%, 1/01/25	BRL	1,320,000	518,291
Federative Republic of Brazil, 10%, 1/01/21	BRL	6,064,000	2,469,819
QGOG Constellation S.A., 6.25%, 11/09/19 (n)		$200,000	205,000
Cosan Luxembourg S.A., 9.5%, 3/14/18 (n)	BRL	574,000	229,600
Oi S.A., 9.75%, 9/15/16	BRL	796,000	324,084
Notas do Tesouro Nacional, 10%, 1/01/23	BRL	2,230,000	892,962
Brazil Letras do Tesouro Nacional, 10%, 1/01/18	BRL	436,000	183,754
Federative Republic of Brazil, 10%, 1/01/17	BRL	1,509,000	644,325

			$5,672,835
Canada - 0.6%
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)		$200,000	$205,750

Chile - 0.6%
S.A.C.I. Falabella, 6.5%, 4/30/23 (n)	CLP	145,500,000	$232,449

Colombia - 4.8%
Empresa de Telecomunicaciones de Bogota S.A., 7%, 1/17/23 (n)	COP	200,000,000	$98,927
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)		$200,000	212,500
Pacific Rubiales Energy Corp., 7.25%, 12/12/21		200,000	218,000
Titulos de Tesoreria, 5%, 11/21/18	COP	462,200,000	238,377
Titulos de Tesoreria, 11%, 7/24/20	COP	738,500,000	482,235
Titulos de Tesoreria, 7.5%, 8/26/26	COP	573,100,000	316,741
Titulos de Tesoreria, “B”, 6%, 4/28/28	COP	288,400,000	138,904
Titulos de Tesoreria, “B”, 7%, 5/04/22	COP	133,000,000	72,198

			$1,777,882
Cote d’Ivoire - 0.6%
Republic of Cote d’Ivoire, 7.774% to 12/31/14, 5.75% to 12/31/32		$211,000	$207,078

Croatia - 0.4%
Republic of Croatia, 3.875%, 5/30/22	EUR	100,000	$133,035

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Guatemala - 0.4%
Central American Bottling Corp., 6.75%, 2/09/22 (n)		$132,000	$142,164

Hungary - 4.0%
Republic of Hungary, 7%, 6/24/22	HUF	106,740,000	$530,137
Republic of Hungary, 6%, 11/24/23	HUF	174,430,000	820,935
Republic of Hungary, 5.5%, 6/24/25	HUF	30,480,000	142,661

			$1,493,733
Iceland - 0.5%
Republic of Iceland, 5.875%, 5/11/22		$170,000	$187,393

India - 0.4%
Bharti Airtel International (Netherlands) B.V., 3.375%, 5/20/21 (n)	EUR	100,000	$137,587

Indonesia - 6.5%
Republic of Indonesia, 8.25%, 7/15/21	IDR	3,034,000,000	$265,336
Republic of Indonesia, 7%, 5/15/22	IDR	2,150,000,000	174,563
Republic of Indonesia, 8.375%, 3/15/24	IDR	4,000,000,000	353,617
Republic of Indonesia, 11%, 9/15/25	IDR	2,058,000,000	212,422
Republic of Indonesia, 8.375%, 9/15/26	IDR	2,056,000,000	177,586
Republic of Indonesia, 7%, 5/15/27	IDR	3,689,000,000	284,382
Republic of Indonesia, 9%, 3/15/29	IDR	5,510,000,000	495,912
Republic of Indonesia, 8.25%, 6/15/32	IDR	3,883,000,000	323,318
Republic of Indonesia, 6.625%, 5/15/33	IDR	800,000,000	56,143
Republic of Indonesia, 8.375%, 3/15/34	IDR	1,000,000,000	84,086

			$2,427,365
Israel - 0.6%
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)		$200,000	$213,200

Jamaica - 0.5%
Digicel Group Ltd., 8.25%, 9/01/17		$200,000	$204,500

Kazakhstan - 1.2%
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 5/03/17		$100,000	$108,250
KazAgro National Management Holdings, 3.255%, 5/22/19	EUR	100,000	133,235
Nostrum Oil & Gas Finance B.V., 6.375%, 2/14/19 (n)		$200,000	209,240

			$450,725
Malaysia - 3.6%
Government of Malaysia, 3.394%, 3/15/17	MYR	2,363,000	$738,061
Government of Malaysia, 4.24%, 2/07/18	MYR	504,000	161,160
Government of Malaysia, 4.378%, 11/29/19	MYR	118,000	38,045

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Malaysia - continued
Government of Malaysia, 4.16%, 7/15/21	MYR	804,000	$257,184
Government of Malaysia, 4.392%, 4/15/26	MYR	412,000	132,728

			$1,327,178
Mexico - 8.9%
America Movil S.A.B. de C.V., 7.125%, 12/09/24	MXN	3,230,000	$246,208
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/20 (n)		$200,000	219,500
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17		150,000	152,250
Grupo Televisa S.A.B., 7.25%, 5/14/43	MXN	4,340,000	281,264
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/20 (n)		$200,000	212,000
Petroleos Mexicanos, 7.19%, 9/12/24	MXN	7,195,000	554,981
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/28 (n)	MXN	3,960,000	281,742
United Mexican States, 8.5%, 5/31/29	MXN	8,260,000	752,482
United Mexican States, 7.75%, 5/29/31	MXN	3,400,000	289,167
United Mexican States, 10%, 11/20/36	MXN	2,130,000	221,465
United Mexican States, 8.5%, 11/18/38	MXN	1,000,000	90,709

			$3,301,768
Nigeria - 1.1%
Afren PLC, 10.25%, 4/08/19		$200,000	$219,000
Federal Republic of Nigeria, 0%, 8/21/14	NGN	30,305,000	186,124

			$405,124
Paraguay - 0.6%
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22 (n)		$200,000	$213,500

Peru - 1.7%
Ferreycorp S.A.A., 4.875%, 4/26/20 (n)		$200,000	$198,300
Republic of Peru, 7.84%, 8/12/20	PEN	807,000	333,742
Republic of Peru, 6.95%, 8/12/31	PEN	258,000	100,278

			$632,320
Poland - 6.6%
Government of Poland, 5.5%, 10/25/19	PLN	1,076,000	$386,771
Government of Poland, 5.25%, 10/25/20	PLN	986,000	354,452
Government of Poland, 5.75%, 10/25/21	PLN	264,000	98,018
Government of Poland, 4%, 10/25/23	PLN	1,603,000	537,313
Government of Poland, 3.25%, 7/25/25	PLN	3,438,000	1,073,611

			$2,450,165
Romania - 0.6%
Republic of Romania, 4.75%, 2/24/25	RON	665,000	$208,111

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Russia - 6.3%
Russian Federation, 8.15%, 2/03/27	RUB	9,971,000	$257,865
Russian Federation, 7.05%, 1/19/28	RUB	89,361,000	2,084,613

			$2,342,478
Serbia - 0.2%
Republic of Serbia, 6.75%, 11/01/24		$85,789	$86,754

South Africa - 8.3%
Republic of South Africa, 6.75%, 3/31/21	ZAR	1,400,000	$123,136
Republic of South Africa, 3.75%, 7/24/26	EUR	100,000	136,275
Republic of South Africa, 10.5%, 12/21/26	ZAR	3,204,000	348,693
Republic of South Africa, 7%, 2/28/31	ZAR	15,649,000	1,236,509
Republic of South Africa, 6.25%, 3/31/36	ZAR	2,547,000	177,036
Republic of South Africa, 6.5%, 2/28/41	ZAR	6,665,000	465,848
Transnet Ltd., 10.5%, 9/17/20	ZAR	4,000,000	395,255
Transnet SOC Ltd., 9.5%, 5/13/21	ZAR	2,200,000	204,781

			$3,087,533
Thailand - 4.8%
Kingdom of Thailand, 0%, 10/30/14	THB	24,061,000	$745,494
Kingdom of Thailand, 3.875%, 6/13/19	THB	8,055,000	260,028
Kingdom of Thailand, 3.65%, 12/17/21	THB	15,967,000	504,298
Kingdom of Thailand, 3.625%, 6/16/23	THB	8,456,000	264,202

			$1,774,022
Turkey - 8.0%
Republic of Turkey, 6.3%, 2/14/18	TRY	2,465,100	$1,079,373
Republic of Turkey, 7.1%, 3/08/23	TRY	3,495,000	1,464,677
Republic of Turkey, 10.4%, 3/20/24	TRY	831,000	428,046

			$2,972,096
United Arab Emirates - 0.6%
Topaz Marine S.A., 8.625%, 11/01/18 (n)		$200,000	$210,995
Total Bonds (Identified Cost, $33,850,360)			$32,718,145

Issuer/Expiration Date/Strike Price	Par Amount of Contracts
Call Options Purchased - 0.0%
USD Currency - October 2014 @ EUR 0.7519 (Premiums Paid, $3,097)		$348,460	$2,088

15

Portfolio of Investments – continued

Put Options Purchased - 0.0%
Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
U.S. Treasury Notes 10 Year Futures - November 2014 @ $124.00 (Premiums Paid, $6,209)	6	$8,344

Issuer	Shares/Par
Money Market Funds - 10.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	4,027,413	$4,027,413
Total Investments (Identified Cost, $37,887,079)		$36,755,990

Other Assets, Less Liabilities - 0.8%		294,102
Net Assets - 100.0%		$37,050,092

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,433,454 representing 9.3% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Tupy Overseas S.A., 6.625%, 7/17/24	7/11/14	$206,281	$205,000
% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

BUBOR	Budapest Interbank Offered Rate
CDI	Interbank Deposit Certificates
PLC	Public Limited Company
TIIE	Interbank Equilibrium Interest Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee

16

Portfolio of Investments – continued

KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 7/31/14

Forward Foreign Currency Exchange Contracts at 7/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Barclays Bank PLC	846,059	8/04/14	$371,600	$372,919	$1,319
BUY	BRL	Deutsche Bank AG	439,000	8/04/14	191,036	193,499	2,463
BUY	BRL	Goldman Sachs International	630,000	8/04/14	273,620	277,686	4,066
SELL	BRL	Barclays Bank PLC	90,000	8/04/14	39,774	39,669	105
SELL	BRL	Deutsche Bank AG	987,000	8/04/14	437,614	435,041	2,573
SELL	BRL	Goldman Sachs International	317,000	8/04/14	141,398	139,725	1,673
SELL	BRL	JPMorgan Chase Bank N.A.	844,460	8/04/14	372,504	372,214	290
SELL	BRL	Merrill Lynch International	714,605	8/04/14	319,734	314,978	4,756
SELL	BRL	UBS AG	4,889,974	8/04/14-10/02/14	2,157,977	2,137,653	20,324
SELL	CLP	Deutsche Bank AG	119,851,608	10/02/14	214,807	208,288	6,519
SELL	EUR	Barclays Bank PLC	99,298	10/10/14	134,372	132,994	1,378
SELL	EUR	Deutsche Bank AG	299,076	10/10/14	407,281	400,565	6,716

17

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Goldman Sachs International	610,203	10/10/14	$830,577	$817,271	$13,306
SELL	EUR	Merrill Lynch International	199,648	10/10/14	270,184	267,397	2,787
SELL	HUF	Goldman Sachs International	65,587,778	9/09/14	286,770	279,404	7,366
SELL	HUF	JPMorgan Chase Bank N.A.	99,922,125	9/09/14	437,325	425,668	11,657
SELL	IDR	Barclays Bank PLC	359,518,000	8/14/14	31,181	31,003	178
BUY	INR	JPMorgan Chase Bank N.A.	17,106,000	9/30/14	278,418	278,900	482
SELL	INR	Barclays Bank PLC	11,600,000	8/04/14-8/26/14	193,059	191,143	1,916
SELL	INR	JPMorgan Chase Bank N.A.	27,554,000	8/04/14-8/05/14	456,174	455,183	991
SELL	INR	Merrill Lynch International	5,742,000	8/04/14	95,541	94,874	667
BUY	KRW	Barclays Bank PLC	5,519,000	8/18/14	5,355	5,365	10
SELL	KRW	Barclays Bank PLC	10,724,000	8/04/14-8/18/14	10,442	10,429	13
SELL	KRW	JPMorgan Chase Bank N.A.	752,601,000	8/04/14	733,386	732,209	1,177
SELL	KRW	Merrill Lynch International	757,963,000	8/04/14	738,036	737,426	610
BUY	KZT	Barclays Bank PLC	48,127,000	8/12/14	260,568	262,235	1,667
SELL	MXN	Barclays Bank PLC	195,000	10/10/14	14,966	14,679	287
SELL	MXN	Morgan Stanley Capital Services Inc	4,713,000	10/10/14	357,703	354,781	2,922
BUY	MYR	Barclays Bank PLC	8,193,821	8/06/14	2,523,191	2,563,362	40,171
BUY	MYR	Citibank N.A.	381,899	8/06/14	117,634	119,474	1,840

18

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	MYR	Merrill Lynch International	43,000	8/06/14	$13,377	$13,452	$75
SELL	MYR	Barclays Bank PLC	2,403,202	9/11/14	752,970	749,645	3,325
BUY	NGN	Barclays Bank PLC	59,653,000	9/09/14	361,972	365,833	3,861
BUY	NGN	Citibank N.A.	14,156,000	8/29/14	85,794	87,012	1,218
BUY	PEN	Barclays Bank PLC	1,543,002	8/04/14	549,894	550,875	981
SELL	PEN	Barclays Bank PLC	2,606,002	8/04/14-8/11/14	933,810	930,046	3,764
BUY	PHP	Barclays Bank PLC	8,075,000	9/08/14	185,547	185,565	18
SELL	PLN	Citibank N.A.	1,626,583	8/11/14	533,120	521,058	12,062
SELL	PLN	JPMorgan Chase Bank N.A.	1,785,865	8/11/14	580,476	572,082	8,394
SELL	RON	JPMorgan Chase Bank N.A.	680,514	9/16/14	208,000	205,401	2,599
SELL	RUB	Barclays Bank PLC	24,624,000	9/25/14	688,387	680,382	8,005
BUY	THB	Barclays Bank PLC	5,733,030	8/06/14	174,867	178,527	3,660
BUY	THB	Citibank N.A.	27,195,820	8/06/14-8/08/14	830,979	846,811	15,832
BUY	THB	JPMorgan Chase Bank N.A.	19,677,799	8/06/14	600,528	612,767	12,239
SELL	THB	JPMorgan Chase Bank N.A.	23,988,510	8/06/14	754,000	747,003	6,997
BUY	TRY	Goldman Sachs International	1,666,039	10/10/14	765,431	766,046	615
SELL	TRY	Barclays Bank PLC	311,666	9/09/14	144,784	144,230	554
SELL	TRY	JPMorgan Chase Bank N.A.	749,000	9/09/14	349,445	346,615	2,830
SELL	TWD	Barclays Bank PLC	10,982,000	8/07/14	367,660	366,201	1,459

19

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	TWD	JPMorgan Chase Bank N.A.	11,355,000	8/07/14	$380,275	$378,639	$1,636

							$230,353

Liability Derivatives
BUY	BRL	Barclays Bank PLC	3,057,127	8/04/14	$1,348,296	$1,347,494	$(802)
BUY	BRL	Deutsche Bank AG	548,000	8/04/14	244,207	241,543	(2,664)
BUY	BRL	Goldman Sachs International	292,000	8/04/14-10/02/14	128,767	128,184	(583)
BUY	BRL	JPMorgan Chase Bank N.A.	844,460	8/04/14	377,632	372,214	(5,418)
BUY	BRL	Merrill Lynch International	714,605	8/04/14	315,815	314,978	(837)
BUY	BRL	UBS AG	2,444,987	8/04/14	1,097,637	1,077,680	(19,957)
SELL	BRL	Barclays Bank PLC	3,813,186	8/04/14	1,672,843	1,680,743	(7,900)
SELL	BRL	Goldman Sachs International	533,000	8/04/14	232,230	234,931	(2,701)
BUY	COP	Barclays Bank PLC	103,834,000	9/09/14	55,143	55,108	(35)
BUY	COP	Deutsche Bank AG	1,851,935,573	9/09/14	991,475	982,885	(8,590)
BUY	EUR	Goldman Sachs International	299,076	10/10/14	407,823	400,565	(7,258)
BUY	HUF	Deutsche Bank AG	74,595,000	9/09/14	317,791	317,775	(16)
BUY	HUF	Goldman Sachs International	85,007,000	9/09/14	370,240	362,130	(8,110)
BUY	HUF	JPMorgan Chase Bank N.A.	84,055,000	9/09/14	369,251	358,074	(11,177)
BUY	IDR	Barclays Bank PLC	653,098,000	8/14/14	56,545	56,321	(224)

20

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	IDR	JPMorgan Chase Bank N.A.	4,450,659,604	8/14/14	$382,096	$383,807	$(1,711)
BUY	INR	Barclays Bank PLC	67,686,000	8/04/14-8/26/14	1,124,888	1,116,268	(8,620)
BUY	INR	JPMorgan Chase Bank N.A.	10,828,000	8/04/14-9/30/14	179,058	177,725	(1,333)
BUY	INR	Merrill Lynch International	11,484,000	8/04/14-9/30/14	189,944	188,493	(1,451)
SELL	INR	JPMorgan Chase Bank N.A.	17,106,000	8/05/14	280,887	282,573	(1,686)
BUY	KRW	Barclays Bank PLC	5,362,000	8/04/14	5,221	5,217	(4)
BUY	KRW	JPMorgan Chase Bank N.A.	752,601,000	8/04/14	743,640	732,209	(11,431)
BUY	KRW	Merrill Lynch International	757,963,000	8/04/14	738,612	737,425	(1,187)
BUY	MXN	Barclays Bank PLC	12,276,082	10/10/14	944,278	924,108	(20,170)
BUY	MYR	Barclays Bank PLC	215,000	9/11/14	67,504	67,066	(438)
BUY	MYR	Deutsche Bank AG	1,295,520	9/11/14	406,626	404,119	(2,507)
SELL	MYR	Barclays Bank PLC	153,000	9/11/14	47,508	47,726	(218)
BUY	NGN	JPMorgan Chase Bank N.A.	1,333,000	9/09/14	8,198	8,175	(23)
BUY	PEN	Barclays Bank PLC	1,543,002	8/11/14	553,881	550,387	(3,494)
BUY	PLN	Barclays Bank PLC	121,000	10/10/14	39,256	38,616	(640)
BUY	PLN	Citibank N.A.	1,282,000	8/11/14	416,893	410,675	(6,218)
BUY	PLN	Goldman Sachs International	2,438,364	8/11/14	792,531	781,104	(11,427)
BUY	PLN	JPMorgan Chase Bank N.A.	4,329,105	8/11/14	1,428,229	1,386,782	(41,447)

21

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	PLN	Goldman Sachs International	1,063,000	8/11/14	$340,388	$340,521	$(133)
BUY	RON	JPMorgan Chase Bank N.A.	2,477,453	9/16/14	760,398	747,775	(12,623)
BUY	RUB	Barclays Bank PLC	16,460,073	9/25/14	460,542	454,806	(5,736)
BUY	RUB	Credit Suisse Group	11,982,383	9/25/14	335,500	331,083	(4,417)
BUY	RUB	Merrill Lynch International	5,511,792	9/25/14	156,000	152,295	(3,705)
SELL	THB	Barclays Bank PLC	2,427,000	8/06/14	74,792	75,577	(785)
BUY	TRY	Goldman Sachs International	798,948	10/10/14	376,656	367,357	(9,299)
BUY	TRY	JPMorgan Chase Bank N.A.	455,683	9/09/14	214,197	210,876	(3,321)
BUY	TRY	Morgan Stanley Capital Services Inc	341,757	10/10/14	158,080	157,140	(940)
SELL	TRY	Goldman Sachs International	790,000	10/10/14	362,899	363,243	(344)
BUY	TWD	Barclays Bank PLC	22,337,000	8/07/14	745,708	744,841	(867)
BUY	ZAR	Citibank N.A.	1,947,259	10/10/14	180,079	179,593	(486)
BUY	ZAR	Goldman Sachs International	1,687,698	10/10/14	155,769	155,654	(115)
BUY	ZAR	JPMorgan Chase Bank N.A.	7,583,000	10/10/14	703,006	699,370	(3,636)
SELL	ZAR	JPMorgan Chase Bank N.A.	3,973,023	10/10/14	365,851	366,427	(576)

							$(237,260)

Futures Contracts Outstanding at 7/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	24	$2,990,625	September - 2014	$26,154
U.S. Treasury Note 5 yr (Short)	USD	27	3,208,570	September - 2014	27,960

Total					$54,114

22

Portfolio of Investments – continued

Swap Agreements at 7/31/14

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swap Agreements
5/16/2024	HUF	85,000,000	Deutsche Bank	4.36% (fixed rate)	BUBOR (floating rate)	$5,216
1/02/2023	BRL	500,000	Merrill Lynch Capital Services	12.76% (fixed rate)	CDI (floating rate)	6,954
1/02/2018	BRL	500,000	Merrill Lynch Capital Services	12.55% (fixed rate)	CDI (floating rate)	5,159
11/01/2023	MXN	6,742,000	Merrill Lynch Capital Services	6.94% (fixed rate)	TIIE (floating rate)	32,940
5/16/2024	MXN	1,000,000	Merrill Lynch Capital Services	6.27% (fixed rate)	TIIE (floating rate)	557
1/02/2023	BRL	500,000	JPMorgan Chase Bank	12.60% (fixed rate)	CDI (floating rate)	5,841
1/02/2023	BRL	410,000	JPMorgan Chase Bank	13.22% (fixed rate)	CDI (floating rate)	8,608
1/02/2018	BRL	900,000	JPMorgan Chase Bank	12.795% (fixed rate)	CDI (floating rate)	12,373
1/02/2023	BRL	1,200,000	JPMorgan Chase Bank	13.05% (fixed rate)	CDI (floating rate)	22,313
1/02/2023	BRL	1,000,000	JPMorgan Chase Bank	13.00% (fixed rate)	CDI (floating rate)	17,874
1/02/2023	BRL	500,000	JPMorgan Chase Bank	12.97% (fixed rate)	CDI (floating rate)	8,666

						$126,501

Liability Derivatives
Interest Rate Swap Agreements
11/07/2018	MXN	17,104,000	Merrill Lynch Capital Services	TIIE (floating rate)	5.5% (fixed rate)	$(31,335)
5/27/2024	MXN	4,000,000	Merrill Lynch Capital Services	6.07% (fixed rate)	TIIE (floating rate)	(2,380)
1/14/2019	MXN	4,759,000	Morgan Stanley Capital Services, Inc.	TIIE (floating rate)	5.63% (fixed rate)	(10,283)

						$(43,998)

At July 31, 2014, the fund had cash collateral of $54,651 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $33,859,666)	$32,728,577
Underlying affiliated funds, at cost and value	4,027,413
Total investments, at value (identified cost, $37,887,079)	$36,755,990
Restricted cash	54,651
Receivables for
Forward foreign currency exchange contracts	230,353
Daily variation margin on open futures contracts	281
Investments sold	3,225,274
Fund shares sold	31,317
Interest	653,951
Swaps, at value	126,501
Receivable from investment adviser	17,951
Other assets	6,929
Total assets	$41,103,198
Liabilities
Payable to custodian	$8,231
Payables for
Distributions	24,525
Forward foreign currency exchange contracts	237,260
Investments purchased	3,569,651
Fund shares reacquired	36,357
Swaps, at value	43,998
Payable to affiliates
Shareholder servicing costs	6,996
Distribution and service fees	203
Payable for independent Trustees’ compensation	4
Deferred country tax expense payable	14,663
Accrued expenses and other liabilities	111,218
Total liabilities	$4,053,106
Net assets	$37,050,092
Net assets consist of
Paid-in capital	$40,263,514
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $6,705 deferred country tax)	(998,389)
Accumulated net realized gain (loss) on investments and foreign currency	(1,815,772)
Accumulated distributions in excess of net investment income	(399,261)
Net assets	$37,050,092
Shares of beneficial interest outstanding	4,108,776

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,772,659	529,611	$9.01
Class B	295,644	32,790	9.02
Class C	1,834,595	203,488	9.02
Class I	29,262,539	3,244,813	9.02
Class R1	103,561	11,478	9.02
Class R2	435,845	48,313	9.02
Class R3	143,489	15,910	9.02
Class R4	103,513	11,478	9.02
Class R5	98,247	10,895	9.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.46 [100 / 95.25 x $9.01]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$2,562,478
Dividends from underlying affiliated funds	1,822
Foreign taxes withheld	(20,573)
Total investment income	$2,543,727
Expenses
Management fee	$280,704
Distribution and service fees	39,121
Shareholder servicing costs	16,845
Administrative services fee	17,500
Independent Trustees’ compensation	1,219
Custodian fee	94,785
Shareholder communications	19,727
Audit and tax fees	67,950
Legal fees	574
Registration fees	111,871
Miscellaneous	28,584
Total expenses	$678,880
Fees paid indirectly	(36)
Reduction of expenses by investment adviser and distributor	(266,100)
Net expenses	$412,744
Net investment income	$2,130,983
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(2,921,014)
Futures contracts	(2,483)
Swap agreements	82,134
Foreign currency	243,203
Net realized gain (loss) on investments and foreign currency	$(2,598,160)
Change in unrealized appreciation (depreciation)
Investments (net of $6,705 increase in deferred country tax)	$1,961,157
Futures contracts	(51,348)
Swap agreements	117,502
Translation of assets and liabilities in foreign currencies	(32,517)
Net unrealized gain (loss) on investments and foreign currency translation	$1,994,794
Net realized and unrealized gain (loss) on investments and foreign currency	$(603,366)
Change in net assets from operations	$1,527,617

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2014	2013
Change in net assets
From operations
Net investment income	$2,130,983	$2,120,637
Net realized gain (loss) on investments and foreign currency	(2,598,160)	(2,186,161)
Net unrealized gain (loss) on investments and foreign currency translation	1,994,794	(3,473,720)
Change in net assets from operations	$1,527,617	$(3,539,244)
Distributions declared to shareholders
From net investment income	$—	$(1,225,577)
From net realized gain on investments	—	(138,432)
From tax return of capital	(2,164,503)	(919,306)
Total distributions declared to shareholders	$(2,164,503)	$(2,283,315)
Change in net assets from fund share transactions	$(4,304,438)	$20,585,401
Total change in net assets	$(4,941,324)	$14,762,842
Net assets
At beginning of period	41,991,416	27,228,574
At end of period (including accumulated distributions in excess of net investment income of $399,261 and $654,954, respectively)	$37,050,092	$41,991,416

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.10	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.44	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	(0.73)	(0.13)
Total from investment operations	$0.41	$(0.29)	$0.12
Less distributions declared to shareholders
From net investment income	$—	$(0.24)	$(0.22)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.50)	(0.17)	(0.07)
Total distributions declared to shareholders	$(0.50)	$(0.44)	$(0.29)
Net asset value, end of period (x)	$9.01	$9.10	$9.83
Total return (%) (r)(s)(t)(x)	4.78	(3.21)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.76	2.24	(a)
Expenses after expense reductions (f)	1.24	1.23	1.25	(a)
Net investment income	5.54	4.41	2.92	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$4,773	$11,247	$1,775

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.37	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.73)	(0.14)
Total from investment operations	$0.34	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$—	$(0.19)	$(0.16)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.43)	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.43)	$(0.36)	$(0.22)
Net asset value, end of period (x)	$9.02	$9.11	$9.83
Total return (%) (r)(s)(t)(x)	3.97	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.71	2.49	3.11	(a)
Expenses after expense reductions (f)	2.00	2.00	2.00	(a)
Net investment income	4.80	3.66	2.18	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$296	$417	$172

See Notes to Financial Statements

29

Financial Highlights – continued

Class C	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.38	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.74)	(0.13)
Total from investment operations	$0.34	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$—	$(0.19)	$(0.16)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.43)	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.43)	$(0.36)	$(0.22)
Net asset value, end of period (x)	$9.02	$9.11	$9.83
Total return (%) (r)(s)(t)(x)	3.97	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.71	2.55	3.08	(a)
Expenses after expense reductions (f)	2.00	2.00	2.00	(a)
Net investment income	4.80	3.88	2.14	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$1,835	$1,927	$248

See Notes to Financial Statements

30

Financial Highlights – continued

Class I	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.46	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.71)	(0.13)
Total from investment operations	$0.43	$(0.25)	$0.14
Less distributions declared to shareholders
From net investment income	$—	$(0.25)	$(0.23)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.52)	(0.19)	(0.08)
Total distributions declared to shareholders	$(0.52)	$(0.47)	$(0.31)
Net asset value, end of period (x)	$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	5.02	(2.86)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.47	2.05	(a)
Expenses after expense reductions (f)	1.00	1.00	1.00	(a)
Net investment income	5.80	4.56	3.14	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$29,263	$27,883	$24,630

See Notes to Financial Statements

31

Financial Highlights – continued

Class R1	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.34	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.70)	(0.14)
Total from investment operations	$0.34	$(0.36)	$0.05
Less distributions declared to shareholders
From net investment income	$—	$(0.19)	$(0.16)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.43)	(0.14)	(0.06)
Total distributions declared to shareholders	$(0.43)	$(0.36)	$(0.22)
Net asset value, end of period (x)	$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	3.97	(3.84)	0.57	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.71	2.49	3.16	(a)
Expenses after expense reductions (f)	2.00	2.00	2.00	(a)
Net investment income	4.80	3.41	2.20	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$104	$97	$101

See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.39	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.70)	(0.13)
Total from investment operations	$0.39	$(0.31)	$0.10
Less distributions declared to shareholders
From net investment income	$—	$(0.22)	$(0.20)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.48)	(0.16)	(0.07)
Total distributions declared to shareholders	$(0.48)	$(0.41)	$(0.27)
Net asset value, end of period (x)	$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	4.50	(3.35)	1.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.00	2.65	(a)
Expenses after expense reductions (f)	1.50	1.50	1.50	(a)
Net investment income	5.37	3.93	2.70	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$436	$109	$101

See Notes to Financial Statements

33

Financial Highlights – continued

Class R3	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.42	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	(0.70)	(0.13)
Total from investment operations	$0.41	$(0.28)	$0.12
Less distributions declared to shareholders
From net investment income	$—	$(0.24)	$(0.22)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.50)	(0.17)	(0.07)
Total distributions declared to shareholders	$(0.50)	$(0.44)	$(0.29)
Net asset value, end of period (x)	$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	4.76	(3.11)	1.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.74	2.40	(a)
Expenses after expense reductions (f)	1.25	1.25	1.25	(a)
Net investment income	5.56	4.21	2.95	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$143	$120	$101

See Notes to Financial Statements

34

Financial Highlights – continued

Class R4	Years ended 7/31		Period ended 7/31/12 (c)
	2014	2013
Net asset value, beginning of period	$9.11	$9.83	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.44	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	(0.69)	(0.13)
Total from investment operations	$0.43	$(0.25)	$0.14
Less distributions declared to shareholders
From net investment income	$—	$(0.25)	$(0.23)
From net realized gain on investments	—	(0.03)	—
From tax return of capital	(0.52)	(0.19)	(0.08)
Total distributions declared to shareholders	$(0.52)	$(0.47)	$(0.31)
Net asset value, end of period (x)	$9.02	$9.11	$9.83
Total return (%) (r)(s)(x)	5.02	(2.86)	1.49	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.49	2.15	(a)
Expenses after expense reductions (f)	1.00	1.00	1.00	(a)
Net investment income	5.81	4.41	3.20	(a)
Portfolio turnover	116	188	75	(n)
Net assets at end of period (000 omitted)	$104	$99	$101

See Notes to Financial Statements

35

Financial Highlights – continued

Class R5	Years ended 7/31
	2014	2013 (i)
Net asset value, beginning of period	$9.11	$10.10
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	(0.96	)(g)
Total from investment operations	$0.44	$(0.63)
Less distributions declared to shareholders
From net investment income	$—	$(0.19)
From net realized gain on investments	—	(0.03)
From tax return of capital	(0.53)	(0.14)
Total distributions declared to shareholders	$(0.53)	$(0.36)
Net asset value, end of period (x)	$9.02	$9.11
Total return (%) (r)(s)(x)	5.06	(6.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.46	(a)
Expenses after expense reductions (f)	0.96	0.96	(a)
Net investment income	5.84	4.96	(a)
Portfolio turnover	116	188
Net assets at end of period (000 omitted)	$98	$94
(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, December 3, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Local Currency Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between

37

Notes to Financial Statements – continued

the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if

38

Notes to Financial Statements – continued

the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$8,344	$—	$—	$8,344
Non-U.S. Sovereign Debt	—	27,638,258	—	27,638,258
Foreign Bonds	—	5,079,887	—	5,079,887
Purchased Currency Options	—	2,088	—	2,088
Mutual Funds	4,027,413	—	—	4,027,413
Total Investments	$4,035,757	$32,720,233	$—	$36,755,990

Other Financial Instruments
Futures Contracts	$54,114	$—	$—	$54,114
Swap Agreements	—	82,503	—	82,503
Forward Foreign Currency Exchange Contracts	—	(6,907)	—	(6,907)

39

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

40

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$54,114	$—
Interest Rate	Interest Rate Swaps	126,501	(43,998)
Interest Rate	Purchased Interest Rate Options	8,344	—
Foreign Exchange	Forward Foreign Currency Exchange	230,353	(237,260)
Foreign Exchange	Purchased Currency Options	2,088	—
Total		$421,400	$(281,258)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(2,483)	$82,134	$—	$(13,061)
Foreign Exchange	—	—	338,010	(22,455)
Total	$(2,483)	$82,134	$338,010	$(35,516)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(51,348)	$117,502	$—	$2,135
Foreign Exchange	—	—	(58,817)	(1,009)
Total	$(51,348)	$117,502	$(58,817)	$(1,126)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a

41

Notes to Financial Statements – continued

termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivatives assets and liabilities (by type) on a gross basis as of July 31, 2014:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$281	$—
Swaps, at value	126,501	(43,998)
Forward Foreign Currency Exchange Contracts	230,353	(237,260)
Purchased Options	10,432	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$367,567	$(281,258)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	28,949	(24,374)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$338,618	$(256,884)

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

42

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at July 31, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$74,762	(49,936)	—	—	$24,826
Citibank N.A.	30,951	(6,705)	—	—	24,246
Deutsche Bank AG	23,486	(13,777)	—	—	9,709
Goldman Sachs International	27,027	(27,027)	—	—	—
JPMorgan Chase Bank	124,965	(94,380)	—	—	30,585
Merrill Lynch International	54,505	(40,894)	—	—	13,611
Morgan Stanley	2,922	(2,922)	—	—	—
Total	$338,618	(235,641)	—	—	$102,977

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at July 31, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(49,936)	49,936	—	—	$—
Citibank N.A.	(6,705)	6,705	—	—	—
Deutsche Bank AG	(13,777)	13,777	—	—	—
Goldman Sachs International	(39,968)	27,027	—	—	(12,941)
JPMorgan Chase Bank	(94,380)	94,380	—	—	—
Merrill Lynch International	(40,894)	40,894	—	—	—
Morgan Stanley	(11,224)	2,922	—	—	(8,302)
Total	$(256,884)	235,641	—	—	$(21,243)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

43

Notes to Financial Statements – continued

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

44

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and

45

Notes to Financial Statements – continued

Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest

46

Notes to Financial Statements – continued

payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended July 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

47

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/14	7/31/13
Ordinary income (including any short-term capital gains)	$—	$1,225,577
Long-term capital gains	—	138,432
Tax return of capital (b)	2,164,503	919,306
Total distributions	$2,164,503	$2,283,315

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/14
Cost of investments	$38,369,285
Gross appreciation	519,062
Gross depreciation	(2,132,357)
Net unrealized appreciation (depreciation)	$(1,613,295)
Capital loss carryforwards	(1,086,200)
Post-October capital loss deferral	(407,899)
Other temporary differences	(106,028)

As of July 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(1,086,200)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

48

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 7/31/14	Year ended 7/31/13 (i)	Year ended 7/31/14	Year ended 7/31/13 (i)	Year ended 7/31/14	Year ended 7/31/13 (i)
Class A	$—	$224,682	$—	$25,378	$338,336	$168,534
Class B	—	7,803	—	881	15,821	5,853
Class C	—	26,429	—	2,985	90,633	19,825
Class I	—	954,748	—	107,842	1,683,934	716,156
Class R1	—	2,036	—	230	4,723	1,528
Class R2	—	2,389	—	270	12,423	1,792
Class R3	—	2,922	—	330	7,268	2,191
Class R4	—	2,633	—	297	5,812	1,975
Class R5	—	1,935	—	219	5,553	1,452
Total	$—	$1,225,577	$—	$138,432	$2,164,503	$919,306

(i)	For Class R5, the period is from inception, December 3, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2015. For the year ended July 31, 2014, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2014, this management fee reduction amounted to $1,095, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and

49

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.99%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2015. For the year ended July 31, 2014, this reduction amounted to $264,077 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,214 for the year ended July 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$14,802
Class B	0.75%	0.25%	1.00%	1.00%	3,227
Class C	0.75%	0.25%	1.00%	1.00%	18,605
Class R1	0.75%	0.25%	1.00%	1.00%	971
Class R2	0.25%	0.25%	0.50%	0.50%	1,192
Class R3	—	0.25%	0.25%	0.25%	324
Total Distribution and Service Fees					$39,121

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2014, this rebate amounted to $869 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a

50

Notes to Financial Statements – continued

shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2014, were as follows:

Amount
Class A	$12,752
Class B	—
Class C	868

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2014, the fee was $2,323, which equated to 0.0062% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended July 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $14,522.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2014 was equivalent to an annual effective rate of 0.0468% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended July 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $212 and are included in “Miscellaneous” expense in the Statement of Operations.

51

Notes to Financial Statements – continued

MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $59, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,651 shares of Class A and 10,512 shares of Class C for an aggregate amount of $186,974.

At July 31, 2014, MFS held approximately 86%, 97%, 72%, 100%, and 100% of the outstanding shares of Class I, Class R1, Class R3, Class R4, and Class R5, respectively.

(4) Portfolio Securities

For the year ended July 31, 2014, purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $40,139,653 and $44,760,034, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/14		Year ended 7/31/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	219,179	$1,954,707	1,172,371	$11,800,338
Class B	1,389	12,279	33,054	335,094
Class C	67,526	597,634	231,507	2,363,333
Class I	618,056	5,487,701	2,703,142	27,363,569
Class R1	329	3,000	—	—
Class R2	35,970	307,713	1,203	11,659
Class R3	2,241	19,522	2,304	23,107
Class R5	—	—	9,901	100,000
	944,690	$8,382,556	4,153,482	$41,997,100

52

Notes to Financial Statements – continued

	Year ended 7/31/14		Year ended 7/31/13 (i)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	31,958	$283,005	38,820	$379,899
Class B	1,052	9,300	972	9,539
Class C	5,327	47,044	3,772	36,631
Class I	160,438	1,420,417	121,426	1,197,844
Class R1	533	4,723	385	3,794
Class R2	1,390	12,423	452	4,451
Class R3	820	7,268	552	5,443
Class R4	657	5,812	497	4,905
Class R5	627	5,553	367	3,606
	202,802	$1,795,545	167,243	$1,646,112

Shares reacquired
Class A	(957,279)	$(8,400,957)	(155,987)	$(1,460,367)
Class B	(15,459)	(137,751)	(5,663)	(56,298)
Class C	(80,992)	(715,955)	(48,880)	(468,256)
Class I	(595,659)	(5,216,753)	(2,267,803)	(21,072,890)
Class R2	(979)	(8,472)	—	—
Class R3	(308)	(2,651)	—	—
	(1,650,676)	$(14,482,539)	(2,478,333)	$(23,057,811)

Net change
Class A	(706,142)	$(6,163,245)	1,055,204	$10,719,870
Class B	(13,018)	(116,172)	28,363	288,335
Class C	(8,139)	(71,277)	186,399	1,931,708
Class I	182,835	1,691,365	556,765	7,488,523
Class R1	862	7,723	385	3,794
Class R2	36,381	311,664	1,655	16,110
Class R3	2,753	24,139	2,856	28,550
Class R4	657	5,812	497	4,905
Class R5	627	5,553	10,268	103,606
	(503,184)	$(4,304,438)	1,842,392	$20,585,401

(i)	For Class R5, the period is from inception, December 3, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements

53

Notes to Financial Statements – continued

with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2014, the fund’s commitment fee and interest expense were $157 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,061,264	31,035,328	(30,069,179)	4,027,413

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,822	$4,027,413

(8) Subsequent Event

On September 9, 2014, the fund’s Board of Trustees approved a change in the fund’s fiscal year end from July 31 to October 31.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Series Trust X and the Shareholders of MFS Emerging Markets Debt Local Currency Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Local Currency Fund (the Fund) (one of the series constituting MFS Series Trust X), including the portfolio of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the each of the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Local Currency Fund (one of the series constituting MFS Series Trust X) at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 15, 2014

55

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Ward Brown Matthew Ryan

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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

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Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2013. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2011 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information

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Board Review of Investment Advisory Agreement – continued

provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion, and that MFS has agreed in writing to reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

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Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

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PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

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rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant with a fiscal year end of July 31, 2014 (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended July 31, 2014 and 2013, audit fees billed to the Funds by E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	56,770	56,107
MFS Emerging Markets Debt Local Currency Fund	55,181	41,168

Total	111,951	97,275

For the fiscal years ended July 31, 2014 and 2013, fees billed by E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	10,101	10,345	0	0
To MFS Emerging Markets Debt Local Currency Fund	0	0	9,519	9,403	0	0
Total fees billed by E&Y To above Funds:	0	0	19,620	19,748	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Emerging Markets Debt Local Currency Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	55,101	58,345
To MFS Emerging Markets Debt Local Currency Fund, MFS and MFS Related Entities#	54,519	57,403

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: September 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: September 15, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 15, 2014

*	Print name and title of each signing officer under his or her signature.